Exhibit 10.5
___________
[Document #]
(for Crescent use only)

CRESCENT CAPITAL BDC, INC.

SUBSCRIPTION AGREEMENT

Name of Subscriber: ______________________________________ Requested Capital Commitment: $____________________________ (See the instructions on page ii of this Subscription Agreement.)

For Crescent Use Only: Crescent Related ☐

TABLE OF CONTENTS

Page

Directions for the Completion of the Subscription Documents	ii

Subscription Agreement	4

Schedule 1 to Subscription Agreement: Subscriber Information (For All Subscribers)	28

Schedule 2 to Subscription Agreement: Status as Benefit Plan Investor or Other Plan Investor (For ERISA Stockholders, including IRAs, and Other Plan Investors Only)	38

Annex A to Subscription Agreement: Subscriber Questionnaire for Individual Investors (including IRAs)	43

Annex B to Subscription Agreement: Subscriber Questionnaire for Institutional Investors	46

Exhibit A: Anti-Money Laundering Questionnaire	51

- i -

Directions for the Completion of the Subscription Documents

The attached Subscription Agreement (including the Annexes, Schedules and Exhibits attached thereto, the “Subscription Documents”) relates to the offering by Crescent Capital BDC, Inc. (the “Company”) to you (the “Subscriber”) of common shares, par value $0.001, of the Company (“Shares”).  Shares are being offered to qualified investors pursuant to the confidential Private Placement Memorandum of the Company. Capitalized terms not defined in these directions shall have the meanings given to them in the Subscription Agreement.

Subscription Documents that are missing requested information or signatures will not be considered for acceptance unless and until such information or signatures are provided.

1.	For Individual Subscribers (including IRAs).

1.1.	Fill in the name of the Subscriber and the amount of the Capital Commitment on page 1 of the Subscription Agreement.

1.2.	Initial each category that applies to the Subscriber in Section 9.10 on page 16 of the Subscription Agreement and, if applicable, provide the requested information in the last set of blanks.

1.3.	Fill in the name of the Subscriber and the date (print name of Subscriber) on page 26 of the Subscription Agreement and sign in the blank provided. For individuals investing through an IRA, the name and signature of, and other information relating to, the Custodian/Trustee of the IRA is required on page 26.

1.4.	All Subscribers must complete Schedule 1; IRA subscribers must also complete Schedule 2.

1.5.	Complete Annex A by checking the appropriate box or boxes.

1.6.	Complete Exhibit A.

2.	For Institutional Subscribers.

2.1.	Fill in the name of the Subscriber and the amount of the Capital Commitment on page 1 of the Subscription Agreement.

2.2.	Initial each category that applies to the Subscriber in Section 9.10 on page 16 of the Subscription Agreement and, if applicable, provide the requested information in the last set of blanks.

2.3.	Fill in the name of the Subscriber and the date (print name and title of authorized signatory) on page 26 of the Subscription Agreement and sign in the blank provided.

2.4.	All Subscribers must complete Schedule 1 and Benefit Plan Investors and Other Plan Investors (each as defined in Schedule 2) must also complete Schedule 2.

2.5.	Complete Annex B by checking the appropriate box or boxes.

2.6.	Complete Exhibit A.

FOR ALL SUBSCRIBERS

- ii -

3.	Required IRS Certifications – For all Subscribers: Institutional and Individual Investors. Fill in, sign (print name and title of authorized signatory, if applicable) and date the applicable form of the U.S. Internal Revenue tax form W-9, W-8BEN, W-8BEN-E, W-8EXP, W-8IMY or W-8ECI (please use the most recent version of the applicable tax form). These tax forms are available on request from the Company and may also be obtained from www.irs.gov.

4.	Delivery of Subscription Documents. Please deliver two completed and original signed copies of the Subscription Documents and any required evidence of authorization to the Company at the following address:

Crescent Capital BDC, Inc.
11100 Santa Monica Boulevard
Suite 2000
Los Angeles, CA 90025
Attn:  Investor Relations

5.	If the Company accepts your subscription (in whole or in part), the Company will countersign the Subscription Agreement and deliver a copy of it to you following the Closing at the address you provide in the Subscription Documents.

6.	Inquiries. If you have questions concerning any of the information requested, you should ask your attorney, accountant or other financial advisor. Inquiries regarding subscription procedures should be directed to Kimberly Bartholomew at (310) 235-5901, e-mail: investor.relations@crescentcap.com.

FOR ALL SUBSCRIBERS

- iii -

___________
[Document #]
(for Crescent use only)

Subscription Agreement

________________________________
Name of Subscriber

$_________________
Amount of Capital Commitment

Crescent Capital BDC, Inc.
11100 Santa Monica Boulevard, Suite 2000
Los Angeles, California 90025
USA

Ladies and Gentlemen:

The undersigned subscriber (the “Subscriber”) understands that (i) Crescent Capital BDC, Inc., a Delaware corporation (the “Company”), has been formed for the purpose of originating and investing primarily in secured debt and unsecured debt, as well as related equity securities of private U.S. middle-market companies, as described in the Private Placement Memorandum of the Company, as such document may be amended, amended and restated or supplemented from time to time (together with any appendices and supplements thereto, the “Offering Document”).  Subject to the terms and conditions hereof, and in reliance upon the representations and warranties contained in this subscription agreement (the “Subscription Agreement”), the Subscriber irrevocably subscribes for and agrees to purchase shares of common stock of the Company (“Shares”), on the terms and conditions described herein, in the Private Placement Memorandum, in the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), and in the Company’s Bylaws (the “Bylaws” and together with the Certificate of Incorporation, the “Governing Documents”).

1.            Subscription for Shares. The Subscriber hereby subscribes for Shares in the Company with a capital commitment in the amount set forth above (the “Capital Commitment”), subject to Section 17.11, on the terms described or appearing in the Offering Document and the Governing Documents.  Subject to the terms of this Subscription Agreement and the Governing Documents, the Subscriber’s obligation to pay for Shares it is purchasing hereunder shall be unconditional, complete and binding upon the completion of the Closing (as defined below), provided, however, that for the convenience of the Company, the Subscriber’s Capital Commitment shall be payable in installments as provided therein. The Subscriber acknowledges and agrees that it has received full and adequate consideration on the Closing Date for the entirety of its Capital Commitment and hereby waives any and all defenses of nonconsideration as to any capital drawdown occurring after the Closing Date, including any defenses resulting from any insolvency or bankruptcy proceeding of the Company, any material or total decrease in value of the Shares or any inability of the Company to actually issue Shares.

FOR ALL SUBSCRIBERS

2.            Other Subscription Agreements.  The Subscriber acknowledges that the Company has entered into or expects to enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other subscribers (“Other Subscribers”), providing for the sale to Other Subscribers of Shares in the Company and the admission of the Other Subscribers as stockholders of the Company (“Stockholders”) at the Closing or at other closings.  This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the Subscriber and Other Subscribers are separate sales. The Subscription Agreements are substantially identical to each other.

3.            Closing.  The closing of the sale to the Subscriber of Shares as provided for in Section 1, and the admission of the Subscriber as a Stockholder (the “Closing”), shall take place at the offices of the Company, 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025, or at such other location as may be notified by the Company to the Subscriber in writing, on the date that this Subscription Agreement (having been properly and fully completed and signed by the Subscriber) has been accepted by the Company (the date of such acceptance, which shall be indicated on the signature page hereto, being hereinafter referred to as the “Closing Date”).

4.             Capital Drawdowns.

4.1       Definitions.  On each Capital Drawdown Date (as defined below), the Subscriber shall purchase from the Company, and the Company shall issue to the Subscriber, a number of Shares equal to the Drawdown Share Amount at an aggregate price equal to the Drawdown Purchase Price; provided, however, that in no circumstance will a Subscriber be required to purchase Shares for an amount in excess of its Unfunded Capital Commitment.

“Drawdown Purchase Price” shall mean, for each Capital Drawdown Date, an amount in U.S. dollars determined by multiplying (i) the aggregate amount of Capital Commitments being drawn down by the Company from all Subscribers on that Capital Drawdown Date, by (ii) a fraction, the numerator of which is the Unfunded Capital Commitment of the Subscriber and the denominator of which is the aggregate Unfunded Capital Commitments of all Subscribers that are not Defaulting Subscribers (as defined in Section 5) or Excluded Subscribers (as defined in Section 4.3(f)).

“Drawdown Share Amount” shall mean, for each Capital Drawdown Date, a number of Shares determined by dividing (i) the Drawdown Purchase Price for that Capital Drawdown Date by (ii) the applicable Price Per Share.

“Price Per Share” shall mean, for any Capital Drawdown Date or Catch-Up Date (as defined below), the Price Per Share determined by the Company’s Board of Directors (the “Board”) in accordance with the procedures set out in “IV.  Company Overview— Valuation Procedures” and “VI.  Summary of Proposed Terms— Valuations” in the Offering Document (as those procedures may be changed from time to time in a manner consistent with the limitations of the Investment Company Act of 1940, as amended (the “Investment Company Act”)) as of the last day of the Company’s fiscal quarter or such other date as determined by the Board preceding the Capital Drawdown Date.  The Price Per Share shall be at least equal to the net asset value per Share in accordance with the limitations under Section 23 of the Investment Company Act, and nothing in this Subscription Agreement shall prohibit the Company from issuing Shares at a per share price greater than the net asset value per Share.  The Board may set the Price Per Share above the net asset value per Share based on a variety of factors, including without limitation the total amount of the Company’s organizational and other expenses.

FOR ALL SUBSCRIBERS

“Unfunded Capital Commitment” shall mean, with respect to a Subscriber, the amount of such Subscriber’s Capital Commitment as of any date reduced by the aggregate amount of contributions made by that Subscriber at all previous Capital Drawdown Dates and all Catch-Up Dates pursuant to Section 4.1 and Section 4.2, respectively.

4.2       Subsequent Closings.  The Company may enter into Other Subscription Agreements with Other Subscribers after the Closing Date, with any closing thereunder referred to as a “Subsequent Closing” and any Other Subscriber whose subscription has been accepted at such Subsequent Closing referred to as a “Subsequent Subscriber.” Notwithstanding the provisions of Sections 4.1 and 4.3, on one or more dates to be determined by the Company that occurs on or following the Subsequent Closing but no later than the next succeeding Drawdown Date (each, a “Catch-Up Date”), each Subsequent Subscriber shall be required to purchase from the Company a number of Shares with an aggregate purchase price necessary to ensure that, upon payment of the aggregate purchase price for such Shares by the Subsequent Subscriber in the aggregate over all applicable Catch-Up Dates, such Subsequent Subscriber’s Invested Percentage shall be equal to the Invested Percentage of all prior Subscribers (other than any Defaulting Subscribers or Excluded Subscribers) (the “Catch-Up Purchase Price”).  For the purposes of this Section 4.2, “Invested Percentage” means, with respect to a Subscriber, the quotient determined by dividing (i) the aggregate amount of contributions made by such Subscriber pursuant to Section 4.1 and this Section 4.2 by (ii) such Subscriber’s Capital Commitment.  Upon payment of all or a portion of the Catch-Up Purchase Price by the Subscriber on a Catch-Up Date, the Company shall issue to each such Subsequent Subscriber a number of Shares determined by dividing (i) the portion of the Catch-Up Purchase Price contributed at such Catch-Up Date by (ii) the Price Per Share as of the Catch-Up Date.  For the avoidance of doubt, in the event that a Catch-Up Date and a Capital Drawdown Date occur on the same calendar day, the Catch-Up Date (and the application of the provisions of this Section 4.2) shall be deemed to have occurred immediately prior to the relevant Capital Drawdown Date.

At each Capital Drawdown Date following any Subsequent Closing, all Subscribers, including Subsequent Subscribers, shall purchase Shares in accordance with the provisions of Section 4.1; provided, however, that notwithstanding the foregoing, the definition of Drawdown Share Amount and the provisions of Section 4.3, nothing in this Subscription Agreement shall prohibit the Company from issuing Shares to Subsequent Subscribers at a per share price greater than the net asset value per Share.

In the event that any Subscriber is permitted by the Company to make an additional capital commitment to purchase Shares on a date after its initial subscription has been accepted, such Subscriber will be required to enter into a separate subscription agreement with the Company, it being understood and agreed that such separate subscription agreement will be considered to be an Other Subscription Agreement for the purposes of this Subscription Agreement.

4.3       Funding Notices.  (a) Subject to Section 4.3(e), purchases of Shares will take place on dates selected by the Company in its sole discretion (each, a “Capital Drawdown Date”) and shall be made in accordance with the provisions of Section 4.1.

(b) The Company shall deliver to the Subscriber, at least ten (10) Business Days prior to each Capital Drawdown Date or Catch-Up Date, a notice (each, a “Funding Notice”) setting forth (i) the Capital Drawdown Date (or Catch-Up Date, as applicable), (ii) a description of the proposed use of proceeds, (iii) the aggregate number of Shares to be sold to all Subscribers on such date and the aggregate purchase price for such Shares, (iv) the applicable Drawdown Share Amount, Drawdown Purchase Price (or Catch-Up Purchase Price, as applicable) and Price Per Share and (v) the account to which the Drawdown Purchase Price or Catch-Up Purchase Price should be wired. Notwithstanding the 10 Business Day notice requirement set forth in the previous sentence, the Subscriber agrees to satisfy the Funding Notice for the Capital Drawdown Date that will take place on [   ], 2015.

FOR ALL SUBSCRIBERS

For the purposes of this Subscription Agreement, the term “Business Day” shall have the meaning ascribed to it in Rule 14d-1(g)(3) under the Securities Act of 1934, as amended (the “Exchange Act”).

(c) The delivery of a Funding Notice to the Subscriber shall be the sole and exclusive condition to the Subscriber’s obligation to pay the Drawdown Share Purchase Price or Catch-Up Purchase Price, as applicable, identified in each Funding Notice.

(d) On each Capital Drawdown Date or Catch-Up Date, as applicable, the Subscriber shall pay the Drawdown Purchase Price or Catch-Up Purchase Price to the Company by bank wire transfer in immediately available funds in U.S. dollars to the account specified in the Funding Notice.

(e)  Except as provided below, after four years following the Initial Closing Date (the “Commitment Period”), any Unfunded Capital Commitment (other than any Defaulted Commitment, as defined in Section 5) shall automatically be reduced to zero, except to the extent necessary to pay amounts due under Funding Notices that the Company may thereafter issue to: (A) pay Company expenses, including management fees, any amounts that may become due under any borrowings or other financings or similar obligations and any other liabilities, contingent or otherwise, in each case to the extent they relate to the Commitment Period, (B) complete investments in any transactions for which there are binding written agreements as of the end of the Commitment Period (including investments that are funded in phases), (C) fund follow-on investments made in existing portfolio companies within three years from the end of the Commitment Period that, in the aggregate, do not exceed 5% of total Capital Commitments, (D) fund obligations under any Company guarantee or indemnity made during the Commitment Period and/or (E) fund any Defaulted Commitments.  The Commitment Period shall terminate earlier upon an initial public offering of the Company’s common stock that results in an unaffiliated public float of at least the lower of $75 million or 15% of the aggregate capital commitments received by the Company prior to the date of such initial public offering (a “Qualified IPO”) and any Unfunded Capital Commitment (other than any Defaulted Commitment, as defined in Section 5) shall automatically be reduced to zero.

(f) Notwithstanding anything to the contrary contained in this Subscription Agreement, the Company shall have the right (a “Limited Exclusion Right”) to exclude any Subscriber (such Subscriber, an “Excluded Subscriber”) from purchasing Shares from the Company on any Capital Drawdown Date if, in the reasonable discretion of the Company, there is a substantial likelihood that such Subscriber’s purchase of Shares at such time would (i) result in a violation of, or noncompliance with, any law or regulation to which such Subscriber, the Company, CBDC Advisors, LLC (the “Advisor”), any Other Subscriber or a portfolio company would be subject or (ii) cause the investments of “Benefit Plan Investors” (within the meaning of Section 3(42) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and certain Department of Labor regulations) to be significant and the assets of the Company to be considered “plan assets” under ERISA or Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

(g) If at any time the Company determines, after consultation with the affected Subscriber and counsel to the Company, that there is a reasonable likelihood that the continuing participation in the Company by such Subscriber would cause a Material Burden (other than on such Subscriber), (i) such Subscriber will, upon the written request of the Company, use commercially reasonable efforts to dispose of such Subscriber’s Shares in the Company (or such portion of its Shares as the Company shall determine is sufficient to prevent or remedy such Material Burden) to any person at a price per Share equal to the net asset value per Share, in a transaction that complies with Section 9.6 (in which case the Company shall use commercially reasonable efforts to work with such Subscriber to facilitate the transaction).

FOR ALL SUBSCRIBERS

“Material Burden” shall mean (i) a material violation of a statute, rule, regulation or governmental administrative policy of a U.S. federal or state or non-U.S. governmental authority or stock exchange regulatory organization applicable to a Subscriber that is reasonably likely to have a material adverse effect on a portfolio company or any affiliate thereof or on the Company, any related investment fund or Crescent Parties (as defined below), the Advisor or any of their respective affiliates or on any Subscriber or any affiliate of any such Subscriber or, with respect to a Stockholder that is an “employee benefit plan” (as defined in ERISA) that is subject to ERISA or a “plan” (as defined in Section 4975 of the Code) that is subject to Section 4975 of the Code (an “ERISA Stockholder”), on the ERISA Stockholder, the sponsor of such ERISA Stockholder or any of such sponsor’s affiliates, (ii) an occurrence, without the Company’s consent, that is reasonably likely to subject a portfolio company or any affiliate thereof or the Company, the Advisor or any of their respective affiliates or any Subscriber or any affiliate of any such Subscriber or, with respect to an ERISA Stockholder, the ERISA Stockholder, the sponsor of such ERISA Stockholder or any of such sponsor’s affiliates, to any material non-tax regulatory requirement to which it would not otherwise be subject, or that is reasonably likely to materially increase any such regulatory requirement beyond what it would otherwise have been or (iii) an occurrence that is reasonably likely to constitute or otherwise result in a non-exempt “prohibited transaction” under ERISA or Section 4975 of the Code or a violation of any law substantially similar to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”).

(h) If any Subscriber is excused from funding a capital drawdown pursuant to Sections 4.3(f) or (g) above, the Company is authorized to issue an additional capital drawdown on the non-excused Subscribers sufficient to make up such shortfall, provided that no Subscriber shall ever be required to fund capital drawdowns in excess of its Unfunded Capital Commitment.

5.            Remedies Upon Subscriber Default.  In the event that a Subscriber fails to pay all or any portion of the purchase price due from such Subscriber on any Capital Drawdown Date (such amount, together with the full amount of such Subscriber’s remaining Capital Commitment, a “Defaulted Commitment”) and such default remains uncured for a period of ten (10) Business Days, the Company shall be permitted to declare such Subscriber to be in default of its obligations under this Subscription Agreement (any such Subscriber, a “Defaulting Subscriber”) and shall be permitted to pursue one or any combination of the following remedies:

(a) The Company may prohibit the Defaulting Subscriber from purchasing additional Shares on any future Capital Drawdown Date;

(b) Twenty-five percent (25%) of the Shares then held by the Defaulting Subscriber shall be automatically transferred on the books of the Company, without any further action being required on the part of the Company or the Defaulting Subscriber, to the Other Subscribers (other than any defaulting Other Subscriber), pro rata in accordance with their respective Capital Commitments; provided, however, that notwithstanding anything to the contrary contained in this Subscription Agreement, no Shares shall be transferred to any Other Subscriber pursuant to this Section 5(b) in the event that such transfer would (i) violate the Securities Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or such Transfer, (ii) constitute otherwise result in a non-exempt “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code or a violation of any Similar Law or (iii) cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA or Section 4975 of the Code (it being understood that this proviso shall operate only to the extent necessary to avoid the occurrence of the consequences contemplated herein and shall not prevent the Subscriber from receiving a partial allocation of its pro rata portion of Shares); provided further, that any Shares that have not been transferred to one or more Other Subscribers pursuant to the previous proviso shall be allocated among the participating Other Subscribers pro rata in accordance with their respective Capital Commitments.  The mechanism described in this Section 5(b) is intended to operate as a liquidated damage provision, since the damage to Other Subscribers resulting from a default by the Defaulting Subscriber is both significant and not easily susceptible to precise quantification.  By entry into this Subscription Agreement, the Subscriber agrees to this transfer and acknowledges that it constitutes a reasonable liquidated damage remedy for any default in the Subscriber’s obligation of the type described; and

FOR ALL SUBSCRIBERS

(c) The Company may pursue any other remedies against the defaulting Subscriber available to the Company, subject to applicable law.

(d) If any Subscriber fails to pay all or any portion of the purchase price due on any Capital Drawdown Date, the Company is authorized to issue an additional capital drawdown on the non-defaulting or non-delinquent Subscribers to make up such shortfall, provided that no Subscriber shall ever be required to fund capital drawdowns in excess of its Unfunded Capital Commitment.

6.            Dividends; Dividend Reinvestment Plan.  As described more fully in the Offering Document, the Company generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, on a quarterly basis, as determined by the Board in its discretion.  Prior to the completion of a listing of the Company’s shares on an exchange (a “Listing”), Subscribers who “opt in” to the Company’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions, crediting to each such Subscriber a number of Shares equal to the quotient determined by dividing the cash value of the dividend payable to such Subscriber by the Price Per Share as of the last day of the Company’s fiscal quarter or such other date as determined by the Board preceding the date such dividend was declared.  After a Listing, Subscribers who do not “opt out” of the Company’s dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Subscribers can elect to “opt in” or “opt out” of the Company’s dividend reinvestment plan in this Subscription Agreement in Section 6 of Schedule 1. The Subscriber and the Company agree and acknowledge that any dividends received by the Subscriber or reinvested by the Company on the Subscriber’s behalf shall have no effect on the amount of the Subscriber’s Unfunded Capital Commitment.

FOR ALL SUBSCRIBERS

7.            Credit Facility.  In connection with any financings, borrowings, indebtedness, or guarantees of the Company and any of its affiliates that are party to a Credit Facility, the Company shall be authorized to directly or indirectly collateralize such financings, borrowings, indebtedness or guaranty, and pledge, mortgage, assign, transfer and/or grant security interests directly or indirectly to the lender of such indebtedness or guaranty in (i) investments in portfolio companies and the proceeds thereof and any other assets, (ii) the Unfunded Capital Commitments; (iii) the Company’s right to initiate capital calls and collect on the Unfunded Capital Commitment of any Subscriber hereunder; (iv) the Capital Commitments made to the Company; (v) the Company’s rights to enforce the funding of a Capital Commitment hereunder and under the Other Subscription Agreements; and (vi) a Company collateral account into which the payment by any Subscriber of its Unfunded Capital Commitment is to be made (any financing, borrowing, indebtedness or guaranty, a “Credit Facility”).  Any such collateral pledge may be made directly by the Company to the lender of the Credit Facility or indirectly to such lender by first pledging such collateral to a subsidiary or agent of the Company, which subsidiary or agent then on pledges such rights ultimately to the lender under the Credit Facility.  To the extent that the Company or any of its subsidiaries has outstanding obligations under a Credit Facility that relies upon any of the collateral referred to in clauses (ii) through (vi) above, and with the knowledge that the Credit Facility lender is relying on each of the following agreements and undertakings of the Subscribers in this Section 7 in connection with the extension of credit to the Company, each Subscriber shall be obligated to fund any remaining portion of its Unfunded Capital Commitment when due pursuant to this Subscription Agreement (whether called by the Company or directly by the lender under the Credit Facility) without defense, counterclaim or offset of any kind, including any defense arising under Section 365(c) of the U.S. Bankruptcy Code, if applicable, provided that such agreement to fund shall not act as a waiver by such Subscriber of its right to assert independently any claim that the Subscriber may have against any other Subscriber or the Company. In the event that, as a result of any such pledge, mortgage, assignment, transfer or grant of a security interest, a Subscriber makes a payment directly to the Company account as requested by a lender under a Credit Facility, such payment shall be deemed to be a Capital Contribution of such Subscriber to the Company in all respects.

Each Subscriber hereby (i) acknowledges that the Company has informed such Subscriber that the Company may enter into a Credit Facility at any time, including before and after the investment period, and that such Credit Facility may include a pledge of collateral referred to in clauses (ii) through (iv) above and, directly or indirectly, grant the related lender the right to initiate capital calls in the name of the Company when an event of default under such Credit Facility exists, which each Subscriber shall fund, to the Company, consistent with the terms hereof and its obligations hereunder; (ii) acknowledges that for so long as the Credit Facility is in place, except with the prior consent of the lender, the Company has agreed not to amend, modify, cancel, terminate, reduce, suspend or waive any of such Subscriber’s obligations under this Subscription Agreement in a manner that could be materially adverse to the rights of the lender contemplated by this paragraph; and (iii) agrees, if requested by the Company, to provide to the Company: (A) to the extent publically available, as soon as reasonably available after the end of such Subscriber’s fiscal year, a copy of such Subscriber’s annual report, if available, or such Subscriber’s balance sheet as of the end of such fiscal year and the related statements of operations for such fiscal year prepared or reviewed by independent public accountants in connection with such Subscriber’s annual reporting requirements; (B) from time to time, a certificate confirming the remaining amount of such Subscriber’s Unfunded Capital Commitment; and (C) such other consents and documents as may be reasonably requested by the Company to acknowledge the same.

8.            Representations and Warranties of the Company.  The Company represents and warrants to the Subscriber (as of the date the Subscriber is admitted as a Stockholder of the Company) that:

8.1.            Formation and Standing.  The Company is duly formed, validly existing and in good standing as a corporation under the laws of its jurisdiction of organization, has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted as described in this Subscription Agreement, the Offering Document and the Governing Documents and is duly qualified to transact business and is in good standing in every jurisdiction in which the character of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on its business operations.

FOR ALL SUBSCRIBERS

8.2.            Authorization of Agreement, etc. The execution, delivery and performance by the Company of this Subscription Agreement have been authorized by all necessary action, and this Subscription Agreement, when duly executed and delivered by the Subscriber and the Company, will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity.  The execution, delivery and performance by the Company of the Governing Documents have been authorized by all necessary action, and the Governing Documents will constitute legal, valid and binding documents of the Company, enforceable against the Company in accordance with their terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity.

8.3.            Compliance with Laws and Other Instruments.  Each of (a) the execution and delivery of this Subscription Agreement by the Company, the performance by the Company of its obligations under this Subscription Agreement and the consummation by the Company of the transactions contemplated hereby and (b) the execution and delivery of the Governing Documents by the Company, the performance by the Company of its obligations under the Governing Documents and the consummation by the Company of the transactions contemplated thereby: (i) does not conflict with or result in any breach or violation of or default under the organizational documents governing the Company, as applicable, (ii) does not conflict with or result in any breach or violation of or default under any material agreement or other instrument to which the Company is a party or by which the Company, or any of its properties or rights are bound, or any material license, permit, franchise, judgment, decree, award, statute, rule or regulation applicable to the Company or its business, properties or rights, other than such conflicts, breaches, violations or defaults that would not have a material adverse effect on the Company or otherwise are not material to the performance of the obligations of the Company under this Subscription Agreement or the Governing Documents, (iii) does not violate any applicable material statute or regulation, other than such violations that would not have a material adverse effect on the Company or otherwise are not material to the performance of the obligations of the Company under this Subscription Agreement or the Governing Documents or (iv) does not require the filing or registration with, or the approval, authorization, license or consent of, any court or governmental department, agency or authority, or any third party which has not already been duly and validly made or obtained, except where the failure to make such filing or registration or obtain such approval, authorization, license or consent would not have a material adverse effect on the Company.

8.4.            No Legal Action Pending, etc.  There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) pending or, to the knowledge of the Company, threatened against (a) the Company, (b) the Advisor or (c) Crescent Capital Group LP, that in the case of each of (a), (b) and (c), if adversely determined, is reasonably likely to have a material adverse effect on the Company or the Advisor.

8.5.            Issuance of Shares.  The Shares of the Company have been duly authorized for issuance and, when issued and delivered against payment therefore in accordance with the terms, conditions, requirements and procedures described in the Governing Documents and the Subscription Agreement, will be validly issued and fully paid and non-assessable.

8.6.            Certain Conflicts of Interest.  The Company confirms that all service and other contractual arrangements (excluding arrangements specifically contemplated in the Governing Documents or the Subscription Agreements) that involve the payment of any fee or expense by the Company between (i) the Company and (ii) the Advisor or its affiliates, shall be reviewed by the Board in accordance with the Investment Company Act and the rules and regulations promulgated thereunder.

FOR ALL SUBSCRIBERS

9.            Representations, Warranties and Covenants of the Subscriber. The Subscriber represents, warrants and covenants to the Company and the Advisor, as of the date that this Subscription Agreement  is signed by the Subscriber, as of the Closing Date, as of each date on which it makes a capital contribution to the Company and on the subsequent dates specified below (to the extent specified below) that:

9.1.            Authorization of Purchase and Compliance with Laws and Other Instruments.  The persons signing this Subscription Agreement (taking into account the power of attorney granted to the Company pursuant to Section 10 of this Subscription Agreement) on the Subscriber’s behalf are duly authorized to sign and enter into this Subscription Agreement on the Subscriber’s behalf.

9.1.1.            If the Subscriber is an Entity: (a) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (b) the execution, delivery and performance by it of this Subscription Agreement are within its powers, have been duly authorized by all necessary action on its behalf, require no action by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Company as of the date that this Subscription Agreement is signed by the Subscriber) and do not and will not contravene, or constitute a default under, (i) any provision of its certificate of incorporation, limited liability company operating agreement, limited partnership agreement or other comparable organizational documents or (ii) any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Subscriber or any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its respective properties is bound, or any material license, permit or franchise applicable to the Subscriber or its business, properties or rights other than such contraventions or defaults that do not impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or are not material to the Subscriber’s financial condition; and (c) this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity.  Neither the execution, delivery or performance of this Subscription Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby, will result in the creation or imposition of any lien or encumbrance upon any of the assets or properties of such Subscriber.

9.1.2.            If the Subscriber is an Individual, (a) the execution, delivery and performance by the Subscriber of this Subscription Agreement are within such person’s legal right and power, require no action by or in respect of, or filing with, any governmental body, agency or official, or any third party (except as disclosed in writing to the Company as of the date that this Subscription Agreement is signed by the Subscriber), and do not and will not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Subscriber or any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of his respective properties is bound, other than contraventions or defaults that do not impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or are not material to the Subscriber’s financial condition; and (b) this Subscription Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors’ rights generally or to general principles of equity.  Neither the execution, delivery or performance of this Subscription Agreement by the Subscriber, nor the consummation of the transactions contemplated hereby, will result in the creation or imposition of any lien or encumbrance upon any of the assets or properties of such Subscriber.  If the individual subscribing in the Company is investing assets on behalf of an IRA, the individual who established the IRA has signed the signature page of this Subscription Agreement and confirms that such individual (i) has directed the custodian or trustee of the IRA to execute the acknowledgement on the signature page and (ii) has signed below to indicate that he or she has reviewed, directed and certifies to the accuracy of the representations and warranties made herein with respect to the IRA and the individual Subscriber.

FOR ALL SUBSCRIBERS

9.2.            No Legal Action Pending, etc.  There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local, or foreign) pending or, to the knowledge of the Subscriber, threatened against the Subscriber that, if adversely determined, is reasonably likely to impair or otherwise affect the Subscriber’s ability to perform its obligations under this Subscription Agreement or is reasonably likely to have a material adverse effect on the Subscriber’s financial condition.

9.3.            Acknowledgment of Risks; Access to Information. The Subscriber hereby acknowledges it has been provided and has carefully reviewed the Offering Document and the Governing Documents.  The Subscriber understands the risks of, and other considerations relating to, the purchase of Shares, including, without limitation, the information appearing in the Private Placement Memorandum under the headings “Risk Factors”, “Certain Relationships and Conflicts of Interests” and “Certain U.S. Federal Income Tax Considerations” and the effect of the provisions of Section 5 of this Subscription Agreement (relating to Stockholders that default on their obligations to make Capital Commitments).  The Subscriber also has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of the information in the Offering Document and the Governing Documents.  The Company has answered all of the Subscriber’s inquiries, if any.  In deciding to acquire Shares, the Subscriber has not relied upon any information from the Company or the Advisor or any of their respective partners, members, officers, counsel, representatives or agents (including, without limitation, any placement agents of the Company, the “Placement Agents”) or any other person, other than information contained in the Offering Document or Governing Documents and in the answers provided by the Company to such inquiries.  The Subscriber was not solicited to invest in the Company by any form of general solicitation, holds a pre-existing substantive business relationship with representatives of the Company, and has previously provided information regarding the Subscriber’s financial situation and sophistication as an investor.

9.4.            Evaluation and Ability to Bear Risks.  The Subscriber’s decision to invest in the Company was made by the Subscriber as person(s) who (a) are independent of the Company, the Advisor and the Placement Agents and their respective affiliates, (b) are authorized to make such investment decisions, and (c) have relied on their own tax, legal and financial advisers with regard to all matters relating to the Subscriber’s investment in the Company (including federal, state and local tax matters) and not on any advice or recommendation of the Company, the Advisor or the Placement Agent or any of their respective affiliates, notwithstanding anything in Section 9.3 to the contrary.  The Subscriber’s prior investment experience and its general knowledge about the management, proposed operations and prospects of the Company enable the Subscriber, together with the Subscriber’s advisers, to make an informed decision with respect to the merits and risks of an investment in the Company. The Subscriber is able to bear the economic risk of its acquisition of Shares, including a complete loss of its investment in the Company.  The Subscriber acknowledges and agrees that (i) it is not a client of the Advisor with respect to its investment in the Company, (ii) the Advisor provides services solely to the Company, in the case of (ii) including any reporting or consultation with investors thereof (except as may be described in the Offering Document).

FOR ALL SUBSCRIBERS

9.5.            Purchase of an Investment.  The Subscriber represents and warrants that it is acquiring Shares for investment purposes only and not with a view to the resale or distribution of all or any part of such Shares and the Subscriber has no present intention, agreement or arrangement to divide its participation with others or to sell, assign, transfer or otherwise dispose of all or any part of such Shares. The Subscriber understands that it must bear the economic risk of its investment in Shares for an indefinite period of time, because, among other reasons, the offering and sale of Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and that they may not be resold or otherwise disposed of unless they are registered thereunder or an exemption from registration is available.  The Subscriber also understands that transfers of Shares are further restricted by the provisions of this Subscription Agreement and the Governing Documents, and may be restricted by applicable state and non-U.S. securities laws, that no market exists or is expected to develop for the Shares.

9.6.            Share Transfer Restrictions.

(a) Until 180 days after a Qualified IPO, the Subscriber may not sell, offer for sale, exchange, transfer, assign, pledge, hypothecate or otherwise dispose of (each, a “Transfer”) any of its Shares or its Capital Commitment unless (i) the Company and the Advisor provide prior written consent; provided, that the Company and the Advisor shall not unreasonably withhold, condition or delay their consent to any Transfer by the Subscriber to an affiliate of the Subscriber; (ii) the Transfer is made in accordance with applicable securities laws and (iii) the Transfer is otherwise in compliance with the transfer restrictions set forth in clauses (A) through (D) below.  No Transfer will be effectuated except by registration of the Transfer on the Company books.  Each transferee must agree to be bound by these restrictions and all other obligations as an investor in the Company.  Following a Qualified IPO, the Subscriber may be restricted from selling or disposing of its Shares by applicable securities laws or contractually by a lock-up agreement with the underwriters of the Qualified IPO. Transfer restrictions include:

(A) Until 180 days after a Qualified IPO, no Transfer of the Subscriber’s Capital Commitment or all or any fraction of the Subscriber’s Shares may be made without (1) registration of the Transfer on the Company books and (2) the prior written consent of the Company and the Advisor; provided, that the Company and the Advisor shall not unreasonably withhold, condition or delay their consent to any Transfer by the Subscriber to an affiliate of the Subscriber. In any event, the consent of the Company or the Advisor may be withheld (1) if the creditworthiness of the proposed transferee, as determined by the Company in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (2) unless, in the opinion of counsel (who may be counsel for the Company or the Subscriber) satisfactory in form and substance to the Company:

(I)	such Transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Company or the Shares to be Transferred;

(II)	such Transfer would not cause all or any portion of the assets of the Company to constitute “plan assets” under ERISA, certain Department of Labor regulations or Section 4975 of the Code;

(III)	such Transfer will not violate any law, regulation or other governmental rule applicable to such Transfer; and

(IV)	such Transfer will not (A) subject the Company, the Advisor or any of their affiliates or any officer, director or employee of the Company or the Advisor or any of their affiliates to additional regulatory requirements the compliance with which would subject the Company or such other Person to material expense or burden (unless such affected person consents to such Transfer).

FOR ALL SUBSCRIBERS

(B) The Subscriber agrees that it will pay all reasonable expenses, including attorneys’ fees, incurred by the Company in connection with any Transfer of all or any fraction of its Shares, prior to the consummation of such Transfer.

(C) Any person that acquires all or any fraction of the Shares of the Subscriber in a Transfer permitted under this Subscription Agreement shall be obligated to pay to the Company the appropriate portion of any amounts thereafter becoming due in respect of the Capital Commitment committed to be made by its predecessor in interest. The Subscriber agrees that, notwithstanding the Transfer of all or any fraction of its Shares, as between it and the Company it will remain liable for its Capital Commitment and for all payments of any Drawdown Purchase Price required to be made by it (without taking into account the Transfer of all or a fraction of such Shares) prior to the time, if any, when the purchaser, assignee or transferee of such Shares, or fraction thereof, becomes a holder of such Shares.

(D) The Company shall not recognize for any purpose any purported Transfer of all or any fraction of the Shares and shall be entitled to treat the transferor of Shares as the absolute owner thereof in all respects, and shall incur no liability for distributions or dividends made in good faith to it, unless the Company shall have given its prior written consent thereto and there shall have been filed with the Company a dated notice of such Transfer, in form satisfactory to the Company, executed and acknowledged by both the seller, assignor or transferor and the purchaser, assignee or transferee, and such notice (1) contains the acceptance by the purchaser, assignee or transferee of all of the terms and provisions of this Subscription Agreement and its agreement to be bound thereby, and (2) represents that such Transfer was made in accordance with this Subscription Agreement, the provisions of the Offering Document and all applicable laws and regulations applicable to the transferee and the transferor.

9.7.            State Governing Subscription. (For U.S. domestic Subscribers only. Does not apply to foreign Subscribers.)  The Subscriber was offered Shares in the state listed as the Subscriber’s address on Schedule 1.

9.8.            Obligation to Make Payments and Compliance with Laws and Regulations.  The Subscriber confirms that (a) the Subscriber is obligated to pay the Company any amounts that the Company is required to withhold or pay with respect to or on behalf of the Subscriber and that exceed amounts then available for distribution to the Subscriber, whether or not the Subscriber has withdrawn from the Company or the Company has terminated or dissolved, (b) to the extent that the Subscriber owes any amounts to the Company hereunder, the Subscriber understands and agrees that the Company may withhold such amounts from any distributions that otherwise would be made to the Subscriber under the Governing Documents and this Subscription Agreement in satisfaction thereof (it being understood that such amounts shall be deemed distributed), without waiver of any other rights the Company may have hereunder or thereunder, and (c) the Subscriber is responsible for compliance with all tax, exchange control, reporting and other laws and regulations applicable to its investment in the Company.

9.9.            Prohibited Categories.  The Subscriber: (i) is not registered as an investment company under the Investment Company Act; (ii) has not elected to be regulated as a business development company under the Investment Company Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the Investment Company Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a business development company.

FOR ALL SUBSCRIBERS

9.10.            Applicable Categories.  The Subscriber hereby certifies to the Company that the categories initialed below apply to the Subscriber. (The Subscriber must initial each applicable category.)

____The Subscriber is a Stockholder that is a Benefit Plan Investor (as defined in Schedule 2).

____The Subscriber is an Other Plan Investor (as defined in Schedule 2 – e.g., a “governmental” plan).

____The Subscriber is a Tax-Exempt Partner (i.e., exempt from income taxation under §501 of the Internal Revenue Code).

____The Subscriber is a BHC Subscriber1 (i.e, a bank holding company registered under the BHC Act or a non bank subsidiary thereof).

____The Subscriber is a Foundation Partner (as defined in §509 of the Internal Revenue Code).

____The Subscriber is a “United States person” for U.S. federal income tax purposes.

____The Subscriber is a “charitable remainder trust” within the meaning of Section 664 of the Code.

____The Subscriber is or may become a person (including an entity) that has discretionary authority or control with respect to the assets of the Company or a person who provides investment advice with respect to the assets of the Company or an “affiliate” of such a person.  (For purposes of the foregoing, an “affiliate” is any person controlling, controlled by or under common control with any such person, including by reason of having the power to exercise a controlling influence over the management or policies of such person.)

____The Subscriber is “Crescent Related” (i.e., an affiliate of the Company or the Advisor, or a director, officer, employee or agent of the Company or the Advisor or any of their respective affiliates).

____The Subscriber is subject to the Freedom of Information Act, 5 U.S.C § 552 (“FOIA”), any state public records access laws, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any similar statutory or legal right that might result in the disclosure of confidential information relating to the Company (together with FOIA, “Public Disclosure Laws”).  Please indicate the relevant Public Disclosure Laws to which the Subscriber is subject.

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

1 A BHC Subscriber is defined as a subscriber that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a non-bank subsidiary (for purposes of the BHC Act) of a bank holding company, a foreign banking organization, as defined in Regulation K of the Board of Governors of the Federal Reserve System (12 C.F.R.  § 211.23) or any successor regulation, or a non-bank subsidiary (for purposes of the BHC Act) of a foreign banking organization which subsidiary is engaged, directly or indirectly in business in the United States and which in any case holds Shares for its own account.

FOR ALL SUBSCRIBERS

9.11.            Sale of Shares.  The Subscriber understands and agrees that the Company may cause the Subscriber to sell all or a portion of its Shares in accordance with the provisions of the Governing Documents and this Subscription Agreement, including Section 4.3 hereof.

9.12.            Swaps.  The Subscriber represents and warrants that Subscriber will not enter into a swap, structured note or other derivative instrument, the return from which is based in whole or in part, directly or indirectly, on the return with respect to the Company or its Shares (a “Swap”) with a counterparty or counterparties (each, a “Counterparty”), such that the Counterparty would be deemed to be: (i) a beneficial owner of Shares in the Company for purposes of the Investment Company Act; (ii) the beneficial owner of Shares in the Company for purposes of the Commodity Exchange Act, as amended, or the rules of the CFTC; (iii) an offeree or purchaser of Shares for purposes of the Securities Act; (iv) a client of the Advisor for purposes of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (iv) a purchaser of Shares for purposes of the Exchange Act (including, without limitation the anti-fraud rules thereunder); or (v) a holder of Shares who is an investor in a Plan.

9.13.            Correctness of Information.  The Subscriber represents and warrants that the information it has provided in this Subscription Agreement, its Annexes, Schedules and Exhibits (collectively “Attachments”) (which Attachments are incorporated in this Subscription Agreement by reference as if expressly set forth herein), and, to its knowledge, in any U.S. Internal Revenue Service or other tax form delivered to the Company or the Advisor, is true, accurate and complete and may be relied upon by the Company for any purpose, including the establishment of subscriber-related facts underlying claims of exemption from the registration provisions of federal and state securities laws. The Subscriber acknowledges that the Company and the Advisor are relying on such information in connection with (a) the Subscriber being admitted as a Stockholder, (b) not registering the offer and sale of Shares under the Securities Act or any state securities laws, (c) if applicable, determining whether Benefit Plan Investors (as defined in Schedule 2) own less than 25% of the value of Shares, as determined under the Plan Asset Regulation (as defined in Schedule 2), from time to time, and (d) the management of the Company’s business.  If at any time during the term of the Company any of the representations and warranties contained in this Subscription Agreement (including the Annexes, Schedules and Exhibits attached hereto) shall cease to be true, the Subscriber will promptly notify the Company in writing.

10.            Power of Attorney; Appointment of Company as Attorney-in-fact and Agent.

(a) The Subscriber hereby constitutes and appoints the Company its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for the Subscriber and in the Subscriber’s name, place and stead, in any and all capacities and to take any and all other actions as are authorized by the power of attorney contained in this Subscription Agreement.  The power of attorney granted hereby shall be deemed an irrevocable special power of attorney, coupled with an interest, which the Company may exercise for the Subscriber by the signature of the Company or by listing the Subscriber as a Stockholder executing any instrument with the signature of the Company as attorney-in-fact for the Subscriber.  This grant of authority shall survive the assignment by the Subscriber of the whole or any portion of the Subscriber’s Shares, except where the assignment is of all of the Subscriber’s Shares in the Company and the assignee thereof, with the consent of the Company, is admitted as a Stockholder; provided, however, this power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution. The Company, as attorney-in-fact for the Subscriber, may make, execute, sign, acknowledge, swear to, record and file:

FOR ALL SUBSCRIBERS

(i) all certificates and other instruments deemed advisable by the Company in order for the Company to enter into any borrowing or pledging arrangement, including any Credit Facility;

(ii) all certificates and other instruments deemed advisable by the Company to comply with the provisions of this Subscription Agreement and applicable law or to permit the Company to become or to continue as a business development corporation, and

(iii) all other instruments or papers not inconsistent with the terms of this Subscription Agreement which the Company considers advisable.

11.            Agents; Nominees.  In the event (as indicated on Schedule 1) that the Subscriber is acting as an agent pursuant to a power-of-attorney (“Agent”), or nominee (a “Nominee”) for an individual or entity that will be the beneficial owner of the Shares, (i) in the case of an Agent, the Agent represents and warrants that the representations, warranties, and agreements made in this Subscription Agreement are made by the Agent with respect to and on behalf of the beneficial owner as the Subscriber, and (ii) in the case of a Nominee who will be the Subscriber, the Nominee makes such representations on behalf of the Nominee, as the Subscriber, and the beneficial owner of the Shares subscribed for hereby.  The Agent or Nominee, as the case may be, represents and warrants that the Agent or Nominee has all requisite power and authority from said beneficial owner to execute and perform the obligations on behalf of the beneficial owner (and, as applicable, on its own behalf as record owners of the Shares) under this Subscription Agreement and the Governing Documents, and hereby agrees to indemnify and hold harmless the Company, the Advisor and their respective affiliates, against any and all loss, liability, claim, damage, cost, and expense whatsoever (including, but not limited to, legal fees and expenses) arising out of, or resulting from, or based upon, any misrepresentation or breach of warranty of this Section 11.

12.            Company Elections.  The Subscriber understands that the Company intends to file elections to be treated as (i) a business development company under the Investment Company Act and (ii) a regulated investment company within the meaning of Code Section 851, for U.S. federal income tax purposes; pursuant to those elections, the Subscriber will be required to furnish certain information to the Company as required under Treasury Regulations § 1.852-6(a) and other regulations.  If the Subscriber is unable or refuses to provide such information directly to the Company, the Subscriber understands that it will be required to include additional information on its income tax return as provided in Treasury Regulation §1.852-7.

13.            Crescent Commitment. On the Initial Closing Date, the Crescent Parties will enter into one or more Other Subscription Agreements with the Company, it being understood and agreed that the aggregate Capital Commitments of the Crescent Parties under such Other Subscription Agreements shall be equal to at least 2% of the aggregate Capital Commitments of the Company up to $10 million. If, just prior to a Qualified IPO, the aggregate Capital Commitments of the Crescent Parties are less than $10 million, the Crescent Parties shall make additional Capital Commitments and/or purchase additional shares of common stock so that, in the aggregate, the Crescent Parties will have purchased $10 million of common stock.  “Crescent Parties” means one or more persons or entities affiliated with the Advisor or its affiliates, including without limitation, employees of Crescent Capital Group LP.

14.            Early Termination; Non-Consummation of a Qualified IPO.

14.1.            Prior to any Qualified IPO that may occur, if the Company’s Board determines that there has been a significant adverse change in the regulatory or tax treatment of the Company or its stockholders that in its judgment makes it inadvisable for the Company to continue in its present form, then the Board will endeavor to restructure or change the form of the Company to preserve (insofar as possible) the overall benefits previously enjoyed by stockholders as a whole or, if the Board determines it appropriate (and subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act), (i) cause the Company to change its form and/or jurisdiction of organization or (ii) wind down and/or liquidate and dissolve the Company.

FOR ALL SUBSCRIBERS

14.2.            If the Company has not consummated a Qualified IPO of its common stock within six years following the initial Closing Date, then the Board (subject to any necessary stockholder approvals and applicable requirements of the Investment Company Act) will use its best efforts to wind down and/or liquidate and dissolve the Company; provided that the term of the Company may be extended by the Board for an additional six-month period if (i) the Company has filed an IPO registration statement with the SEC and (ii) the Board reasonably expects such registration statement to be effective within six months of the end of such six-year period.

15.            Crescent Name and Mark.  The Subscriber acknowledges that: (i) the “Crescent Capital” name and mark are the property of the Crescent Capital Group LP or its affiliates; (ii) the Company’s authority to use such name and mark may be withdrawn by Crescent Capital Group LP or its affiliates without compensation to the Company; (iii) no Subscriber shall, by virtue of its ownership of Shares in the Company, hold any right, title or interest in or to such name and mark; and (iv) following the dissolution and liquidation of the Company, all right, title and interest in and to such name and mark shall be held solely by Crescent Capital Group LP or its affiliates.

16.            No Third-Party Beneficiaries.  Except as provided with respect to a lender under a Credit Facility in accordance with Section 7, the provisions of this Subscription Agreement are not intended to be for the benefit of or enforceable by any third party.  Without limiting the foregoing, no third party shall, except as permitted by law and this Subscription Agreement, have any right to (i) enforce or demand enforcement of a Subscriber’s Capital Commitment, obligation to return distributions, or obligation to make other payments to the Company as set forth in this Subscription Agreement or (ii) demand that the Company issue any capital call.

17.            Miscellaneous Provisions.

17.1.            Amendments and Waivers.  This Subscription Agreement may be amended only with the written consent of the Subscriber and the Company. The observance of any provision of this Subscription Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party hereto that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of such party waiving such term or condition.  No waiver by any party hereto of any provision of this Subscription Agreement in any one or more instances shall be deemed to be or construed as a waiver of the same or other provision of this Subscription Agreement on any future occasion.  No delay or omission in the exercise of any power, remedy or right herein provided or otherwise available to any party hereto shall impair or affect the right of such party thereafter to exercise the same.  Any extension of time or other indulgence granted to any party hereto shall not otherwise alter or affect any power, remedy or right with respect to the other party hereto, or the obligations of the party hereto to whom such extension or indulgence is granted.  All remedies, either under this Subscription Agreement or by law or otherwise afforded, shall be cumulative and not alternative.

FOR ALL SUBSCRIBERS

17.2.            Survival of Representations and Warranties; Indemnity.  All representations and warranties contained herein or in any Attachments hereto made by the Subscriber shall survive indefinitely following the execution and delivery of this Subscription Agreement, and the issue and sale of Shares.  The Subscriber shall and hereby does agree to indemnify and hold the Company, the Advisor and their respective controlling persons, officers, directors, members, partners, employees, and affiliates, free and harmless from and in respect of any and all claims, actions, demands, causes of action, liabilities, losses and expenses whatsoever (including, without limitation, attorneys’ fees) arising from the breach or alleged breach of any of the representations, warranties or covenants made by or on behalf of Subscriber in this Subscription Agreement or in any Attachments hereto, or in the Governing Documents.  Any claims for indemnity may be offset against subsequent distributions subject to applicable law.

17.3.            Successors and Assigns.  This Subscription Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors of the parties hereto.  However, the Subscriber shall not transfer this Subscription Agreement or any of its rights in, to or under this Subscription Agreement and any attempted transfer shall be void and without force or effect.

17.4.            Notices.  All notices, requests and other communications hereunder must be in writing and shall be deemed to have been duly given only if delivered (a) in person, (b) by registered or certified mail (c) by private courier, (d) by facsimile or (e) by e-mail.  All notices to the Subscriber shall be delivered to the Subscriber at its last known address, facsimile number or e-mail address as set forth in the records of the Company.  All notices to the Company shall be delivered to Crescent Capital BDC, Inc., 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025, Attention: Investor Relations, telecopier number (310) 235-5996 or email investor.relations@crescentcap.com.  All notices to the Subscriber shall be delivered to the address, telecopier number and email address provided by the Subscriber in Section 5 of Schedule 1 attached hereto.  The Subscriber may designate a new address for notices by giving written notice to that effect to the Company.  The Company may designate a new address for notices by giving written notice to that effect to the Subscriber.  A notice given in accordance with the foregoing clauses (a), (b) and (c) shall be deemed to have been effectively given three Business Days after such notice is mailed by registered or certified mail, return receipt requested, or one Business Day after such notice is sent by overnight FedEx or other one-day provider, to the proper address, or at the time delivered when delivered in person or by private courier.  A notice given by facsimile or email shall be deemed to have been effectively given when sent unless the sender receives a message of “error in transmission,” provided confirmatory notice is sent by first class mail, postage prepaid or receipt is confirmed by an officer or other authorized representative of the recipient by answerback or other written means.

17.5.            Applicable Law.  Subject to Section 9.7, this Subscription Agreement shall be construed in accordance with and governed by the internal substantive laws (without giving effect to the choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware) of the State of Delaware.

17.6.            Arbitration.  Any dispute relating to this Subscription Agreement which cannot be amicably resolved between the parties shall be resolved by binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association then prevailing, and the decision of the arbitrators shall be final and binding on all the parties.  Notwithstanding the foregoing, the parties agree that no consequential, indirect, exemplary or punitive damages shall be awarded in any such arbitration.  The costs of the arbitration (other than fees and expenses of counsel, which shall be the responsibility of the parties retaining such counsel) shall be shared equally by the parties, subject to the indemnification provisions set forth in Section 17.2.  The parties agree that exclusive venue for any arbitration pursuant to this Section 17.6 shall be Los Angeles, California and that notice of such arbitration may be provided in the manner set forth in Section 17.4.

FOR ALL SUBSCRIBERS

17.7.        No Independent Legal Representation.  Dechert LLP (“Dechert”) has acted as legal counsel to the Company in connection with the offering of Shares.  Dechert also acts as legal counsel to the Advisor and its affiliates.  Conflicts could arise due to these multiple representations.  The Subscriber understands that, in connection with the offering and subsequent advice provided to the Company, Dechert will not represent Stockholders of the Company, and no independent legal counsel has been retained to represent the Stockholders of the Company.  The Subscriber hereby acknowledges and agrees that in the event that any dispute or controversy arises between any Subscriber and the Company or between any Subscriber and the Advisor and/or any of its affiliates that Dechert represents, then each Subscriber agrees that Dechert may represent the Company or the Advisor and/or its affiliates in any such dispute or controversy to the fullest extent permitted by applicable law, regulation or professional rules in the relevant jurisdictions and each Subscriber hereby consents to such representation.

17.8.        Headings, etc. The table of contents and the headings of the sections of this Subscription Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

17.9.        Severability.  In the event any provision of this Subscription Agreement is determined to be invalid or unenforceable, such provision shall be deemed severed from the remainder of this Subscription Agreement and replaced with a valid and enforceable provision as similar in intent as reasonably possible to the provision so severed, and shall not cause the invalidity or unenforceability of the remainder of this Subscription Agreement.

17.10.      Entire Agreement.  This Subscription Agreement, together with its Attachments (which Attachments are incorporated in this Subscription Agreement by reference), constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and any other prior or contemporaneous written or oral agreements, statements or assurances with respect to this subject matter are hereby rescinded and terminated.

17.11.      Irrevocability and Acceptance.  This Subscription Agreement is and shall be irrevocable by the undersigned but will not be binding on the Company unless and until it is agreed to and accepted by the Company.  The Company in its sole discretion may accept this Subscription Agreement with respect to the Capital Commitment in whole or in part.  Acceptance will be given either by delivery of this Subscription Agreement to the Subscriber with the form of acceptance executed by the Company or by such execution and written notice thereof to the Subscriber.  This Subscription Agreement will expire if it is not accepted by the Company on or prior to nine months from the date Subscriber has executed this Subscription Agreement.

17.12.      Counterparts; Facsimile or PDF Signatures. This Subscription Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.  Facsimile or PDF counterpart signatures to this Subscription Agreement shall be acceptable and binding.

17.13.      Electronic Delivery of Communications.  The Subscriber hereby acknowledges and agrees that the Company and/or the Advisor may deliver and make reports, statements and other communications, including, without limitation, the Offering Documents, this Subscription Agreement, Form 1099s and other tax related information and documentation (“Account Communications”), available to the Subscriber in electronic form, such as e-mail or by posting on a web site.  It is the Subscriber’s affirmative obligation to notify the Company in writing if the Subscriber’s e-mail address(es) listed in Section 5 of Schedule 1 change(s).  The Subscriber may revoke or restrict its consent to electronic delivery of Account Communications at any time by notifying the Company, in writing, of the Subscriber’s intention to do so, and will thereafter receive such Account Communications in paper form.

FOR ALL SUBSCRIBERS

18.           Compliance with the U.S. Patriot Act; Solicitation Fee Acknowledgment.

18.1.        Compliance with the U.S. Patriot Act.  The Subscriber hereby understands that to help the United States government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each Subscriber who opens an account, all as set forth on Schedule 1.  The responses provided on such Schedule are deemed to be made in this Subscription Agreement as if expressly set forth herein.

18.2.        Solicitation Fee Acknowledgement.

(a) The Subscriber hereby acknowledges that, if the Subscriber was referred to the Company by a Placement Agent, the Placement Agent, a registered broker-dealer, entered into a written agreement (the “Engagement Letter”) with the Company and the Advisor whereby the Placement Agent will receive a solicitation fee and certain other fees from the Advisor with respect to investors referred to the Company.  This solicitation fee will be paid to the Placement Agent by the Advisor out of the normal fees the Advisor receives.

(b) If the Subscriber was not referred to the Company by a Placement Agent, the Company acknowledges that, to its knowledge, there is no placement fee or commission due or paid in connection with the Subscriber’s investment in the Company.

19.           Confidentiality.

(a) The Subscriber acknowledges that the Offering Document and other information relating to the Company have been submitted to the Subscriber on a confidential basis for use solely in connection with the Subscriber’s consideration of the purchase of Shares.  The Subscriber agrees that, without the prior written consent of the Company (which consent may be withheld at the sole discretion of the Company), the Subscriber shall not (i) reproduce the Offering Document or any other information relating to the Company, in whole or in part, or (ii) disclose the Offering Document or any other information relating to the Company to any person who is not an officer or employee of the Subscriber who is involved in its investments, or partner (general or limited) or affiliate of the Subscriber (it being understood and agreed that if the Subscriber is a pooled investment fund, it shall only be permitted to disclose the Offering Document or other information related to the Company to its limited partners or underlying investors if the Subscriber has required its limited partners or underlying investors to enter into confidentiality undertakings no less onerous than the provisions of this Section 19), except to the extent (A) such information has become generally available to the public other than as a result of the breach of this Section 19 by the Subscriber or any agent or affiliate of the Subscriber; (B) such information may be required to be included in any report, statement or testimony required to be submitted to any municipal, state or national regulatory body having jurisdiction over the Subscriber; (C) such information may be required in response to any summons or subpoena or in connection with any litigation; (D) necessary to comply with any law, order, regulation or ruling applicable to the Subscriber; (E) it is necessary to disclose such information to the Subscriber’s employees and professional advisors (including the Subscriber’s auditors and counsel and, for an ERISA Stockholder, such Persons as are necessary for the proper administration of the ERISA plan), so long as such Persons are advised of the confidentiality obligations contained herein; and (F) such information may be required in connection with an audit by any taxing authority.  The Subscriber further agrees to return the Offering Document and any other information relating to the Company if no purchase of Shares is made or upon the Company’s request therefore.  The Subscriber acknowledges and agrees that monetary damages would not be sufficient remedy for any breach of this section by it, and that in addition to any other remedies available to the Company in respect of any such breach, the Company shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach.

FOR ALL SUBSCRIBERS

(b) The Subscriber further acknowledges that all information received in connection with this Subscription Agreement and the Company is confidential, and agrees that in the event the Subscriber receives material non-public information, the Subscriber shall not engage in any securities trading on the basis of such information in violation of applicable law.

20.           Compliance with Laws; Disclosure.  The Company may disclose information concerning the Company or the Stockholders to the extent necessary to comply with applicable laws, including ERISA (if applicable), and regulations or policies, including any anti-money laundering or anti-terrorist laws or regulations or policies related thereto.  Each Subscriber hereby agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary to enable the Company and/or the Advisor to comply with applicable laws, including, without limitation, ERISA (if applicable) and the Investment Company Act, and regulations or policies thereunder.  The Subscriber consents to disclosure by the Company and its agents of information pertaining to the Subscriber to relevant third parties as the Company or its agents reasonably deem appropriate or necessary in connection with the operations of the Company, including without limitation, to governmental, regulatory, national security, courts, law enforcement or other authorities, banks, financial intermediaries and counterparties, including, without limitation, to parties outside of the jurisdiction in which the information was initially collected by the Company. The Subscriber hereby agrees to provide the Company and State Street Bank and Trust Company, promptly upon request, all information requested in connection with their anti-money laundering and know-your-customer requirements. Each Subscriber hereby represents and warrants that the Subscriber has obtained all consents and approvals, as required by all applicable laws, regulations, by-laws and ordinances that regulate the collection, processing, use or disclosure of information concerning the Subscriber, necessary to disclose such information to the Company, and as required for the Company to use and disclose such information in connection with the performance of its obligations hereunder, and that the disclosure of such information does not violate any applicable laws, regulations, by-laws or ordinances. The Subscriber shall fully indemnify the Company and the Company shall have no liability for any action taken or omitted by it in reliance upon the foregoing representation and warranty for claims or complaints for failure to comply with any applicable law that regulates the collection, processing, use or disclosure of information concerning the Subscriber.

FOR ALL SUBSCRIBERS

Privacy Policy

What You Should Know

Crescent Capital BDC, Inc. and CBDC Advisors, LLC (hereinafter “we,” “our” or “us”) recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group.  We carefully manage information to safeguard your privacy and to provide you with consistently excellent service.  We are providing this policy to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission and the Federal Trade Commission (“FTC”) privacy regulations.

Our Privacy Policy

We are committed to protecting the nonpublic personal and financial information of our investors and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.  In our offices, we limit access to nonpublic personal and financial information about you to those of our personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories Of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•
Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•
Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•
Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories Of Information We Disclose To Non-affiliated Third Parties

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, as necessary to execute, process, service and confirm your securities transactions, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services through joint marketing arrangements.

FOR ALL SUBSCRIBERS

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, national security agencies, courts, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.  Such information may be used or disclosed outside of the jurisdiction in which it was initially collected by the Company.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Privacy Policy does not contain opt-out provisions.

Information About Our Former Investors

We do not disclose nonpublic personal and financial information about former investors to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Should you have any questions about our Privacy Policy, please contact us by email or by regular mail at the address below:

Crescent Capital BDC, Inc.
Attention: Chief Compliance Officer
11100 Santa Monica Blvd., Suite 2000
Los Angeles, CA 90025
email: compliance@crescentcap.com

FOR ALL SUBSCRIBERS

SIGNATURE PAGE

INDIVIDUAL SUBSCRIBER:	INSTITUTIONAL SUBSCRIBER*:

Name of Individual Subscriber	Name of Institutional Subscriber
Signature:	By:
Print Name:	Print Name:
Date:	Title:
Date:

*If IRA, must be in the form of:(the name of the IRA Custodian) for the benefit of (the name of the individual) and must also be acknowledged by custodian or trustee below.

Acknowledgment by IRA Custodian or Trustee with respect to Investment for an IRA:

By signing below, the undersigned custodian or trustee of the IRA for the benefit of the Individual Subscriber named above (the “Client IRA”) acknowledges that investment in the Company is being made through the Client IRA from the below referenced account and certifies that the Client IRA has directed the custodian or trustee to sign this Subscription Agreement on behalf of the IRA.  The trustee or custodian’s contact, account reference number and Tax ID are set forth below.

Name of IRA Holder:
Name and Address of Custodian:
Contact Individual:
IRA Account or Other Reference Number:
Trustee/Custodian’s Tax I.D. Number:
Acknowledgement by Custodian:
By:
Name:
Title:

ALL SUBSCRIBERS, PLEASE FOLLOW THESE INSTRUCTIONS:

ALL SUBSCRIBERS: If you do not complete the applicable Schedule(s) or Annexes attached hereto, your Subscription Agreement shall be deemed incomplete and will be returned to you.

INDIVIDUAL SUBSCRIBERS: Please complete Schedules 1 and 2 (if applicable) and Annex A attached hereto.

INSTITUTIONAL SUBSCRIBERS: Please complete Schedules 1 and 2 (if applicable) and Annex B attached hereto.

THIS SUBSCRIPTION AGREEMENT SHALL NOT BE EFFECTIVE UNLESS AND UNTIL IT IS COUNTERSIGNED BY THE COMPANY:

[Company’s signature page follows]

FOR ALL SUBSCRIBERS

SIGNATURE PAGE OF THE COMPANY:

Agreed to and Accepted by
CRESCENT CAPITAL BDC, Inc.

as of ______________________________, 20___	$
Amount of Commitment Accepted

By:

Print Name:

Title:

FOR ALL SUBSCRIBERS

Schedule 1 to Subscription Agreement:

Subscriber Information

(For All Subscribers)

Instructions: Please complete the applicable parts of this Schedule.

Name and Address (please print)

Name (Print both names if joint registration)

Street Address/Address of Principal Office (No P.O. Boxes)

( )
City	State	Zip Code	Telephone No.

1.             Investment.  The minimum Capital Commitment in the Company is $50,000. Please indicate below the amount of the Subscriber’s Capital Commitment in the Company.

Amount of Capital Commitment:  $________________

Payment made by wire direct to:

State Street Bank
ABA#	011000028
DDA#	10563294
Ultimate Acct Name:	Crescent Capital BDC, Inc.
FFC:	Account Name

2.             Primary Contact Person for this Account.

Name:
Address:
Telephone Number:
Telefax Number (if available):
E-mail Address:

FOR ALL SUBSCRIBERS

3.             Persons authorized to act for the Subscriber (i.e. authorized to invest in funds, request redemptions or withdrawal, direct payment of funds, etc.).  In addition to the persons authorized by the power of attorney contained in Section 10 of the Subscription Agreement, the Subscriber hereby authorizes the person(s) noted below to act individually on behalf of this account unless otherwise noted.  Please provide name, specimen signatures and titles in the form that such person would sign documents on behalf of this account, and telephone numbers. Without limiting the power of attorney contained in Section 10 of the Subscription Agreement, if there are circumstances under which more than one signature is required to take action with respect to this account, please state such circumstances.  Requests to change the identity of persons authorized to act on behalf of a Subscriber which is a corporation, partnership, trust, estate or other fiduciary must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the Subscriber.  The Subscriber agrees that the Company may rely on the information provided herein until it receives written notice of superseding instructions.

3.1	3.2

Signature	Signature

Name (and title, if applicable)	Name (and title, if applicable)

Telephone number	Telephone number

3.3	3.4

Signature	Signature

Name (and title, if applicable)	Name (and title, if applicable)

Telephone number	Telephone number

SCHEDULE 1 - FOR ALL SUBSCRIBERS

4.             Tax Information:

Please provide your Taxpayer I.D. Number/Social Security Number (as applicable):

Tax ID/SSN:

For Joint Accounts, please provide the Taxpayer I.D. or Social Security Number (as applicable) for each Joint Account Holder.

Name:	Tax ID:

Name:	Tax ID:

The Subscriber is a (please check the appropriate box):

☐ Corporation
☐ Limited Partnership
☐ General Partnership
☐ Limited Liability Company
☐ S-Corporation
☐ Charitable Trust
☐ Tax-Exempt Endowment
☐ Private Tax-Exempt Foundation
☐ Employee Benefit Plan (self-directed)
☐ Employee Benefit Plan (trustee directed)
☐ Fund of Funds
☐ Other Tax Exempt Organization_____________________________
☐ Other _____________________________

Tax year ends: ____________________

State (if applicable) and country of residence for tax purposes: ____________________

For a domestic self-directed employee benefit plan (e.g. Keogh or self-directed 401k):

Keogh or Plan Account Number _______________

Tax year ends ____________________

Plan or Custodian Taxpayer I.D. Number ______________________________

SCHEDULE 1 - FOR ALL SUBSCRIBERS

Cost Basis Election:

All Subscribers, please elect a cost basis reporting method that will apply with respect to your investment in the Shares by checking the applicable box below (if you do not elect a cost basis method below, the default method that will apply to your Shares is First In, First Out (FIFO)):

☐ First In, First Out (FIFO) (This is the default method if no election is made.)
☐ Average Cost Basis
☐ Specific Share Identification (SSI)
☐ SSI – First In, First Out (SSI – FIFO)
☐ SSI – Highest In, First Out (SSI – HIFO)
☐ SSI - Low Cost Long Term
☐ SSI - Low Cost
☐ SSI - Low Cost Short Term
☐ SSI - High Cost Long Term
☐ SSI - High Cost Short Term
☐ SSI – Last In, First Out (SSI – LIFO)
☐ SSI – Proportional
☐ SSI – Manual Selection

If you wish to change your cost basis election at any time in the future, please contact the Company and provide your account number, current cost-basis election and revised cost-basis election. The Company will provide the information to State Street Bank and Trust Company to implement the change.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

5.	Statements and Other Correspondence. Statements and other correspondence should be sent to (give name, address, fax number and email address, if available):

	Primary Contact	Secondary Contact
Name
Company (if applicable)
Title (if applicable)
Address

Phone
Fax
E-mail

Type of Correspondence Contacts should receive (please check all that apply):

	Primary Contact	Secondary Contact
Funding Notices
Annual Financial Statements
Quarterly Reports
1099s and Tax Information
Original Legal Documents
Copy of Legal Documents
Amendments or Other Documents to be Signed
Other Investor Correspondence
Distribution Notice

SCHEDULE 1 - FOR ALL SUBSCRIBERS

6.	Distributions. Please check the appropriate box to elect participation in the Company’s Dividend Reinvestment Plan:
☐	Please check here if the Subscriber wishes to “opt in” to the Company’s Dividend Reinvestment Plan prior to a Listing.
☐	Please check here if the Subscriber wishes to “opt out” of the Company’s Dividend Reinvestment Plan and receive cash distributions.
Please indicate where cash distributions should be sent (please check and complete one):
For All Subscribers	☐ Wire distributions to:	☐ Send check to:
Bank Name:
Bank Address:
Bank ABA #:
Account Number:
Account Name:
Reference:
Contact Name:
Phone:
Email:
SWIFT Code:
Comments:

For Non-US Subscribers Only:
US Correspondent Bank Name:
US Correspondent Bank’s Routing Codes (either ABA # or CHIPS #):
Beneficiary’s Bank’s Name:
Beneficiary’s Bank’s Routing Codes (either BIC # or UID #):
Beneficiary’s Name:
Beneficiary’s Account Number:
Additional Reference Information:
SCHEDULE 1 - FOR ALL SUBSCRIBERS

7.         Service of Process. (For foreign Subscribers only. Does not apply to U.S. domestic Subscribers.) If the Subscriber is either a foreign entity or is not a permanent resident of the United States, the Subscriber hereby irrevocably appoints the following as an agent within the United States to receive service of process on behalf of the Subscriber in connection with the enforcement of the obligation of the Subscriber to make capital contributions to the Company, or otherwise in connection with the Subscriber’s subscription to contribute capital to the Company:

8.         Additional Information.  Please indicate your agreement with the statements below by checking “yes” or “no”.
8.1	You understand that the entire amount of your investment may be lost. ☐ Yes ☐ No

8.2	You have prior experience investing in, and are familiar with, the types of investments in which the Company will invest. ☐ Yes ☐ No

8.3	Following your investment in the Company, you will have adequate means of providing for your current needs and contingencies and you have no need for liquidity in this investment. ☐ Yes ☐ No

8.4	Your investment in the Company represents less than 5% of your net worth (excluding principal residence). ☐ Yes ☐ No

If not, estimate percentage of net worth (excluding principal residence)                %.

9.         Subscriber Status as Agent or Nominee

(The Subscriber must initial each applicable category.)

____       The Subscriber is acquiring the Shares for its own account, risk and beneficial interest.

OR

____      The Subscriber is acting as an Agent or Nominee on behalf of the beneficial owner.

10.        Questionnaire regarding the Beneficial Owner of the Shares for Purposes of Rule 506(d) Under Regulation D of the Securities Act

Please complete the below questions on behalf of the beneficial owner2 of the Shares in the Company.

(Please Check Each as Applicable)

[2]	For purposes of this Section 12, the term “beneficial owner” is interpreted in the same manner as under Rule 13d-3 of the U.S. Securities Exchange Act of 1934, as amended, and includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, under Rule 13d-3 has or shares, or is deemed to have or share: (a) voting power, which includes the power to vote, or to direct the voting of, such security; and/or (b) investment power, which includes the power to dispose of, or to direct the disposition of, such security. Beneficial ownership includes both direct and indirect interests, determined as under Rule 13d-3. In addition, where holders of Shares have voting agreements in place, they may be required to aggregate their Shares to determine if they are beneficial owners of 20% or more of Shares in accordance with Rule 13d-3 and Rule 13d-5(b), and who within the voting group is deemed the beneficial owner.
SCHEDULE 1 - FOR ALL SUBSCRIBERS

10.1	Has the beneficial owner, within the last ten (10) years, been convicted of a felony or misdemeanor (a) in connection with the purchase or sale of any security, (b) involving the making of any false filing with the SEC or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes  ☐ No

10.2	Is the beneficial owner subject to any order, judgment or decree of any court of competent jurisdiction, entered in the last five (5) years, that restrains or enjoins the beneficial owner from engaging in or continuing to engage in any conduct or practice (a) in connection with the purchase or sale of any security, (b) involving the making of a false filing with the SEC or (c) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes  ☐ No

10.3	Is the beneficial owner subject to a Final Order[3] of a state securities commission (or an agency or officer of a state performing like functions), a state authority that supervises or examines banks, savings associations, or credit unions, a state insurance commission (or an agency or officer of a state performing like functions), an appropriate federal banking agency, the U.S. Commodity Futures Trading Commission, or the National Credit Union Administration, that:

(a)  bars the beneficial owner from:

(1)	association with an entity regulated by such commission, authority, agency, or officer;

(2)	engaging in the business of securities, insurance, or banking; or

(3)	engaging in savings association or credit union activities; or

(b)	constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct within the last ten (10) years?

☐ Yes  ☐ No

10.4	Is the beneficial owner subject to an order of the SEC pursuant to Section 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Advisers Act that (a) suspends or revokes the beneficial owner’s registration as a broker, dealer, municipal securities dealer or investment adviser, (b) places limitations on the beneficial owner’s activities, functions or operations, or (c) bars the beneficial owner from being associated with any entity or from participating in the offering of any penny stock?

☐ Yes  ☐ No

[3]	The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in (iii) above pursuant to applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

10.5	Is the beneficial owner subject to any order of the SEC, entered in the last five (5) years, that orders the beneficial owner to cease and desist from committing or causing a violation or future violation of (a) any scienter-based anti-fraud provision of the federal securities laws (including without limitation Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act and Section 206(1) of the Advisers Act, or any other rule or regulation thereunder) or (b) Section 5 of the Securities Act?

☐ Yes  ☐ No

10.6	Is the beneficial owner suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes  ☐ No

10.7	Has the beneficial owner filed as a registrant or issuer, or has the beneficial owner been named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five (5) years, (a) was the subject of a refusal order, stop order, or order suspending the Regulation A exemption or (b) is currently the subject of an investigation or a proceeding to determine whether such a stop order or suspension order should be issued?

☐ Yes  ☐ No

10.8	Is the beneficial owner subject to (a) a United States Postal Service false representation order entered into within the last five (5) years, or (b) a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes  ☐ No

10.9	If the answer is “yes” to any of questions 10.1 through 10.8 above, has the beneficial owner obtained a waiver from disqualification under Rule 506(d)(2) either (a) from the SEC or (b) from the court or regulatory authority that entered the relevant order, judgment or decree?

☐ Yes  ☐ No

If the answer is “Yes” to any of questions 10.1 through 10.9 above, provide an explanation of the matter in question and attach a copy of the order, judgment or other relevant documentation.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

The Subscriber hereby confirms that the foregoing statements are true, accurate and complete. The Subscriber further acknowledges, represents, warrants and agrees that (a) the Company is relying on these responses in order to satisfy certain obligations the Company has under federal securities laws, including in connection with SEC filings made by or with respect to the Company, (b) the Subscriber has acted with reasonable care in conducting due diligence (including, in light of the circumstances, making factual inquiry into the existence of any disqualification) to confirm the veracity of the responses, and (c) for so long as the Subscriber holds any Shares in the Company, the Subscriber will notify the Company in writing as soon as reasonably practicable if there is any change in any of the responses set forth herein or if the Subscriber or beneficial owner becomes aware of any pending or threatened proceeding, judgment, order, or other action or circumstance that is reasonably likely to result in any change in the responses set forth in this Section 10.

SCHEDULE 1 - FOR ALL SUBSCRIBERS

Schedule 2 to Subscription Agreement:

Status as Benefit Plan Investor or Other Plan Investor

(For ERISA Stockholders, including IRAs, and Other Plan Investors Only)

(a)	Overview

The U.S. Department of Labor (the “DOL”) has promulgated a regulation, 29 C.F.R. Section 2510.3-101 (as modified by Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the “Plan Assets Regulation”).  Pursuant to the Plan Assets Regulation, the term “Benefit Plan Investor” includes: (i) any employee benefit plan (as defined in Section 3(3) of ERISA) subject to Part 4 of Subtitle B of Title I of ERISA; (ii) any plan, account or arrangement that is subject to Section 4975 of the Code; (e.g., an individual retirement account); and (iii) any entity whose underlying assets include plan assets by reason of the investment in the entity, by any employee benefit plan or other plan described in (i) or (ii), or otherwise.  For purposes of this determination, (i) the value of equity interests held by a person (other than a Benefit Plan Investor) that has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of any such person) is disregarded, and (ii) only that portion of the equity interests of an entity described in clause (iii) of the preceding sentence investing in another entity that are held by Benefit Plan Investors are included in the testing of such other entity.  Benefit Plan Investors also include that portion of any insurance company’s general account assets that are considered “plan assets” for purposes of ERISA or Section 4975 of the Code.

(b)	Status as Benefit Plan Investor (Please Check Each as Applicable)

(i)          Is the Subscriber or will the Subscriber be an employee benefit plan that is subject to Part 4 of Subtitle B of Title I of ERISA, or an entity any of the assets of which include assets of any such plan?

☐ Yes
☐ No

(ii)          Is the Subscriber or will the Subscriber be a plan to which Section 4975 of the Code applies, or an entity any of the assets of which include assets of any such plan?

☐ Yes
☐ No

(iii)        Is the Subscriber an insurance company general account?

☐ Yes
☐ No

(iv)        If the answer to the above question (iii) is “yes”, please indicate the maximum percentage (if any) of the Subscriber’s assets that constitutes or may in the future constitute assets of Benefit Plan Investors:

_______ %

SCHEDULE 2 – ERISA AND OTHER PLAN SUBSCRIBERS ONLY

(v)         Is the Subscriber or will the Subscriber be an entity (other than an insurance company general account) whose underlying assets include plan assets by reason of a plan’s investment in the entity?

☐ Yes
☐ No

(vi)        If the answer to the above question (v) is “yes”, please indicate the maximum percentage of the Subscriber’s assets that constitutes or may in the future constitute assets of Benefit Plan Investors:

_______ %

(vii)       If the Subscriber is investing as a trustee or custodian for an Individual Retirement Account (“IRA”), is the Subscriber a qualified IRA custodian or trustee?  If yes, the Acknowledgement by IRA Custodian or Trustee with respect to Investment for an IRA on the signature page must be completed.

☐ Yes
☐ No

(viii)      Is the Subscriber a participant-directed plan?

☐ Yes
☐ No

(ix)         If the answer to the above question (viii) is “yes”, have individual plan participants influenced or will they influence the investor’s decision to invest the participants’ funds in the Company?

☐ Yes
☐ No

Without limiting the remedies available in the event of a breach, the Subscriber expressly agrees to promptly disclose to the Company in writing any changes with respect to the percentages set forth in question (iv) and (vi) above (as applicable), to promptly re-confirm such percentage at any time upon the request of the Company (or other person acting on behalf of the Company), and to provide such other information reasonably requested by the Company (or other person acting on behalf of the Company) for purposes of determining whether or not the Company is holding “plan assets.”

(x)          Is the Subscriber, or is the Subscriber acting on behalf of, a “governmental plan” within the meaning of Section 3(32) of ERISA, a “foreign plan,” or another plan or retirement arrangement that is not subject to Part 4, subtitle B of Title I of ERISA and with respect to which Section 4975 of the Code does not apply, but is subject to laws similar to ERISA or Section 4975 of the Code or an entity or that is deemed to hold the assets of such a plan (each, an “Other Plan Investor”)?

☐ Yes
☐ No

(xi)         If the answer to the above question (x) is “yes”, the Subscriber hereby represents and warrants to and agrees with the Company to the extent applicable, that its assets will not constitute the assets of such Other Plan Investor under the provisions of applicable law.

SCHEDULE 2 – ERISA AND OTHER PLAN SUBSCRIBERS ONLY

(xii)         Is the Subscriber obligated to file an annual return/report on an Internal Revenue Service Form 5500?

☐ Yes
☐ No

Subscribers answering “yes” to the above question (xii) are requested to provide the following information:

Subscriber’s plan name:
Subscriber’s plan number:
Name of plan sponsor:
EIN of plan sponsor:
Name of plan trustee:

(c)           For ERISA Stockholders and Other Plan Investors.  If the Subscriber is, or is acting on behalf of, a Benefit Plan Investor or an Other Plan Investor (each, a “Plan”), as an inducement to the Company’s sale, issuance of, or consent to transfer of, the Shares to the Subscriber, the Subscriber represents and warrants that:

(1)          ☐        The Subscriber has been informed of and understands the Company’s investment objectives, policies and strategies;

(2)          ☐        The decision to invest in the Company was made by the applicable fiduciaries that have the authority and discretion to and are duly authorized to make such investment with appropriate consideration of relevant investment factors with regard to the Stockholder and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA or other applicable law;

(3)          ☐        The Subscriber has the authority to invest plan assets in the Company under the appropriate investment policies and governing instruments applicable to the Stockholder for which the Subscriber is acting and under Title I of ERISA or similar applicable law;

(4)          ☐        The Subscriber’s decision to invest plan assets in the Company was made solely by the applicable fiduciary(ies), following appropriate consideration of the Offering Document and the Governing Documents, and the applicable fiduciary’s duties and responsibilities as a fiduciary;

(5)          ☐        The Advisor has acted not as an “investment adviser” or otherwise as a fiduciary (within the meaning of Section 3(21) of ERISA, Section 4975 of the Code or other similar law) with respect to the decision of the ERISA Stockholder or Other Plan Investor to invest in the Company or to direct the Company to enter into the Investment Advisory Agreement with the Advisor;

SCHEDULE 2 – ERISA AND OTHER PLAN SUBSCRIBERS ONLY

(6)          ☐        The Advisor is responsible only for the assets of the Company and the Advisor has no responsibility or authority with respect to any other assets of the Stockholder or with respect to: (i) the contents of the employee benefit plan comprising the Stockholder and applicable trust documents, (ii) the role that the Stockholder’s investment in the Company plays in the context of the ERISA Stockholder’s overall portfolio; (iii) the composition of the Stockholder’s portfolio with regard to diversification; (iv) the liquidity and anticipated current return of the Stockholder’s portfolio relative to the anticipated cash flow requirements of the Stockholder; or (v) the projected return of the portfolio with respect to the funding objectives of the Stockholder.  The Subscriber understands that this representation and warranty is being provided to the Company and the Advisor for the express purpose of assisting them in the performance of their duties with respect to the Company;

(7)          ☐        The acquisition of Shares by the Subscriber will not result in the occurrence of a non-exempt prohibited transaction under Part 4 of Title I of ERISA or under the related excise tax provisions of Section 4975 of the Code, or a violation of any Similar Law applicable to the Subscriber.

(8)          ☐        The Subscriber is aware of and has taken into consideration the diversification requirements of and other fiduciary duties under Section 404(a)(1) of ERISA or any other similar applicable law and have concluded that the proposed investment by the Company is a prudent one;

(9)          ☐        The Subscriber has considered the investment in the Company and has determined that, in view of such considerations, the purchase of Shares is consistent with the Subscriber’s responsibilities under ERISA or Section 4975 of the Code, including (i) whether the investment in the Company is prudent; (ii) whether the investment or investment course of action is reasonably designed as part of that portion of the portfolio managed by the Subscriber, taking into account both the risk of loss and the opportunity for gain that could result therefrom; (iii) whether the Stockholder’s current and anticipated liquidity needs would be met, given the limited rights to redeem or transfer the Shares; (iv) whether the investment would permit the Stockholder’s overall portfolio to remain adequately diversified; (v) whether the investment is permitted under documents governing the Stockholder; (vi) whether the investment may result in any adverse tax consequences to the Stockholder; and (vii) the risks associated with an investment in the Company;

(10)        ☐        The Subscriber (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company, the Advisor and all of their respective affiliates; (iii) has determined that each of the Company and the Advisor is not a “party in interest” or “disqualified person” (as such terms are defined in ERISA and Section 4975 of the Code) with respect to the ERISA Stockholder; (iv) is qualified to make such investment decision and have to the extent it deems necessary has consulted its own investment advisors and legal counsel regarding the investment in the Company; and (v) in making its decision to invest in the Company has not relied on any advice or recommendation of the Company, the Advisor or any of their affiliates;

(11)        ☐        The Subscriber understands and acknowledges that ERISA restricts the trading of employer securities as defined in Section 407 of ERISA (“Employer Securities”) and in connection therewith, the Subscriber, on behalf of the plan, has assumed full responsibility and liability for monitoring the plan’s compliance with Section 407 of ERISA.  The Subscriber may request, at reasonable intervals, information on behalf of the investing plan to determine if and to what extent the Company invests in securities issued by the employer of the employees covered by such plan or by an affiliate of such employer;

(12)        ☐        The Subscriber acknowledges that it is intended that the Company will not hold ERISA “plan assets” as defined by the Plan Assets Regulation.  Accordingly, the Subscriber acknowledges that the Company has the authority to require the sale of any Shares if the continued holding of such Shares, in the opinion of the Company, could result in the Company being subject to, or violating, ERISA or Section 4975 of the Code;

SCHEDULE 2 – ERISA AND OTHER PLAN SUBSCRIBERS ONLY

(13)        ☐        The Subscriber agrees to from time to time hereafter to deliver to the Company, in writing, all of the information that the Company may reasonably request in order to avoid violations of any provision of ERISA, Section 4975 of the Code or any other laws applicable to the Stockholder, and promptly will notify the Company, in writing, of any change in the information so furnished.

The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to or following an investment in the Company.

Name of Subscriber (please print)

By: Name of Fiduciary

By: (Name of Signer, Title/Capacity)

SCHEDULE 2 – ERISA AND OTHER PLAN SUBSCRIBERS ONLY

Annex A to Subscription Agreement:

Subscriber Questionnaire for Individual Investors (including IRAs)

1.           Subscriber as an Individual Investor. The Subscriber’s investment in the Company is being made (please check one and any corresponding box underneath the appropriate category):

☐	as an individual.
☐	with the Subscriber’s spouse (please check one)[1]:

☐ as joint tenants with rights of survivorship.

☐ as tenants in common.

☐ as community property.

☐	through a revocable trust established to facilitate distribution of the Subscriber’s estate and there are ___ living grantor(s) and ___ beneficiary (ies) other than the grantors (determined by treating any person indirectly owning an interest in the trust through one or more pass-through entities (i.e., limited liability companies treated as a partnership for income tax purposes, partnerships, S corporations and trusts) as if such person were a beneficiary).

If the Subscriber is investing through a revocable trust, the Subscriber further represents that: (Please indicate whether the following representations are applicable by checking the appropriate box.)

a. substantially all of the value of each beneficial owner’s interest (direct or indirect) in the trust is not attributable to such trust’s interest (direct or indirect) in the Company.

(Please check one.) ☐Yes ☐ No

☐	through an Individual Retirement Account (For U.S. domestic Subscribers only. Does not apply to foreign Subscribers.)

☐	through the Subscriber’s self-directed Keogh Plan Account.

☐	through another self-directed employee benefit plan as defined in Title I of ERISA.

1                     Any Co-Owner other than a spouse must submit a separate subscription agreement.

ANNEX A – FOR INDIVIDUAL SUBSCRIBERS ONLY

2.             Subscriber’s Net Worth. (Please indicate whether the following representation is applicable by checking the appropriate box.) The Subscriber has a net worth, individually or jointly with the Subscriber’s spouse, which exceeds $1,000,000 at the time of the Closing (excluding the value of the investor’s primary residence)2, or had an individual income in excess of $200,000 in each of the two most recent years or joint income with the Subscriber’s spouse of $300,000 in each of those years and the Subscriber has a reasonable expectation of reaching the same income level in the current year.

(Please check one)  ☐ Yes    ☐  No

3.             Subscriber Status as U.S./Foreign Person. (Please read Section 3.1 and check the box if you are described in such section.  If not, check the box at 3.2.)

3.1         ☐   For U.S. Persons. Subscriber is a natural person who is (i) a citizen of the United States or (ii) a resident of the United States, even if not a citizen.

3.2         ☐   For Foreign Persons. The Subscriber is not a person described in Section 3.1.

4.             Required IRS Certification. (Please read Section 4.1 if you are a U.S. domestic Subscriber or Section 4.2 if you are a foreign Subscriber and indicate whether either representation is applicable to you by checking the box next such statement )

4.1         ☐       IRS/W-9 Certification for U.S. Subscribers. The Subscriber is a person described in Section 3.1 and has attached hereto a properly completed and duly executed copy of Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided on Form W-9 becomes inaccurate.  NOTE: Stockholders should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

4.2          ☐       IRS/W-8 Certification for Foreign Subscribers (i.e. persons who cannot make the certification in 3.1 above). Attached hereto is a properly completed and duly executed copy of Form W-8BEN or such other Form W-8 applicable to the Subscriber. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided thereon becomes inaccurate.  In addition, upon request of the Company, the Subscriber will provide the Company with a new properly completed and duly executed copy of Form W-8BEN or such other Form W-8 applicable to the Subscriber within every three calendar years of the date on which it initially invested in the Partnership.  NOTE: Stockholders should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

[2]	For purposes of calculating net worth hereunder, an individual need not deduct from his or her net worth the amount of mortgage debt secured by an excluded primary residence, except to the extent that the amount of the mortgage liability exceeds the fair value of the residence. The Subscriber must also subtract from his or her net worth any indebtedness secured by his or her primary residence that was obtained within sixty days preceding the effective date of his or her subscription, unless such indebtedness was used to acquire the residence (in which case, the rule set forth in the preceding sentence would govern the application of such indebtedness when calculating the Subscriber’s net worth).
ANNEX A – FOR INDIVIDUAL SUBSCRIBERS ONLY

5.             Anti-Money Laundering Confirmation.  (Please indicate your response to the following representation by checking the appropriate box below.  Also, please complete Exhibit A.)

5.1       The Subscriber does not know or have any reason to suspect that (i) the monies used to fund the Subscriber’s acquisition of Shares have been or will be derived from or related to any activities that may contravene U.S. federal, state or international laws or regulations, including but not limited to, anti-money laundering laws or regulations; and (ii) the proceeds from the Subscriber’s acquisition of Shares will be used to finance any illegal activities.

(Please check one)          I ☐ agree ☐ disagree with the above statement.

5.2       (Please indicate your response to the following representation by checking “yes” or “no” in the appropriate box below.)  The Subscriber represents that he is not, and is not acting on behalf of any other person in connection with this subscription that is, (i) named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC) (the “SDN List”), or is otherwise subject to sanctions administered by OFAC3, (ii) a senior non-U.S. political figure or an immediate family member or close associate4 of such figure; (iii) a non-U.S. bank that does not have a physical presence in any country (unless such bank is subject to the supervision of a banking authority that regulates an affiliate that does have a physical presence in a country);  or (iv) otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (i) through (iii) together, a “Prohibited Investor”).

(Please check one)  ☐ Yes   ☐  No

5.3       The Subscriber agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

5.4       The Subscriber consents to the disclosure to regulators and law enforcement authorities by the Company and its affiliates and agents of such information about me as the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

5.5       The Subscriber acknowledges that if, following his investment in the Company, the Company reasonably believes that he is a Prohibited Investor or otherwise engaged in suspicious activity or he refuses to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to withdraw from the Company.  The Subscriber further acknowledges that he will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

END OF ANNEX A

[3]	This information may be found online at www.treas.gov/ofac.
[4]	A person who is widely and publicly known to maintain an unusually close relationship with the senior non-US political figure, including a person who is in a position to conduct substantial financial transactions on behalf of such figure.

ANNEX A – FOR INDIVIDUAL SUBSCRIBERS ONLY

Annex B to Subscription Agreement:

Subscriber Questionnaire for Institutional Investors

1.          Accredited Investor Questionnaire.  The Subscriber is an “accredited investor” within the meaning of Rule 501(a) of Regulation D (“Regulation D”) promulgated pursuant to Section 4(a)(2) of the Securities Act because it is (please indicate by checking the applicable boxes):

☐	an employee benefit plan as defined in Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and (check appropriate box):

☐ the investment decision is made by a plan fiduciary as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser and the name of the plan fiduciary is _________________________; or

☐ the plan has total assets in excess of $5,000,000; or

☐ the plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors” within the meaning of Regulation D.

☐	a plan that is established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5,000,000.

☐	an insurance company as defined in Section 2(13) of the Securities Act.

☐	an investment company registered under the Investment Company Act.

☐	a business development company (as defined in Section 2(a)(48) of the Investment Company Act).

☐	a private business development company as defined in Section 202(a)(22) of the Advisers Act.

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	a bank (as defined in Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), whether acting in regard to this investment in its individual or a fiduciary capacity.

☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

☐	an organization described in Section 501(c)(3) of the Code, with total assets in excess of $5,000,000.

☐	a corporation, a Massachusetts or similar business trust, partnership or limited liability company, not formed for the specific purpose of acquiring Shares, with total assets in excess of $5,000,000.

ANNEX B - FOR INSTITUTIONAL SUBSCRIBERS ONLY

☐	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Shares, whose purchase of Shares is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

☐	an entity in which all of the equity owners are “accredited investors” within the meaning of Regulation D. (NOTE: This paragraph should only be checked if the Subscriber cannot establish it is an accredited investor under one of the categories described above. If the Subscriber checks this box, each equity owner of the Subscriber’s securities must complete and submit to the Company a copy of Annex A or B, as applicable, along with an original executed signature page and may be requested to complete, execute and submit to the Company its own Subscription Agreement. If necessary, please request additional copies of this Subscription Agreement from the Company.)

2.             The Subscriber (Please check each applicable subsection below.)

☐ was ☐  was not formed, organized, reorganized, capitalized or recapitalized for the specific purpose of acquiring Shares;

☐ is ☐ is not operated for the specific purpose of acquiring Shares;

☐ is ☐ is not an investment entity for which the Subscriber’s stockholders, partners, members or other beneficial owners can have individual discretion as to their participation or non-participation through the Subscriber in (i) the Subscriber’s purchase or Shares or (ii) particular investments made by the Company;

☐ will ☐ will not have more than 40% of the value of the Subscriber’s total assets (or, if the Subscriber is a private investment fund with binding, unconditional capital commitments from the Subscriber’s partners or members, more than 40% of the Subscriber’s committed capital) invested in the Company upon making this investment.

3.             Funds Invested by the Subscriber. (For domestic and foreign Subscribers.) The funds invested by the Subscriber in the Company do do not (please check one) constitute the assets of (a) an employee benefit plan (as defined in Section 3(3) of ERISA) whether or not subject to Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code, or (c) an entity whose underlying assets include assets of a plan described in (a) or (b).

4.             Relationship with the Placement Agent. The Subscriber is is not (please check one) an employee benefit plan maintained by the Placement Agent(s) or its/their affiliates.

5.            For Insurance Company Subscribers. (For U.S. domestic Subscribers Only. Does not apply to foreign Subscribers.) (Please indicate whether the following representation is applicable by checking the appropriate box.) The Subscriber represents that (i) the source of the Subscriber’s funds used to purchase Shares is an “insurance company general account” within the meaning of Department of Labor Prohibited Transaction Exemption 95-60 (issued July 12, 1995) and there is no “employee benefit plan” (within the meaning of Section (3)(3) of ERISA or Section 4975(e)(1) of the Code), treating as a single plan all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with the Subscriber’s state of domicile and (ii) less than 25% of the Subscriber’s general account consists of “plan assets”.

                (Please check one)  ☐ Yes    ☐  No         ☐ Not Applicable

ANNEX B - FOR INSTITUTIONAL SUBSCRIBERS ONLY

6.            Subscriber Status as U.S./Foreign Person. (Please read Section 6.1 and check the box if you are described in such section.  If not, check the box next to Section 6.2.)

6.1        ☐   For U.S. Persons. Subscriber is (i) an entity created or organized in the U.S. that is treated for U.S. income tax purposes as a partnership or corporation, (ii) a trust the administration of which a court within the United States is able to exercise primary supervision over or for which one or more United States persons (including individual citizens or residents of the U.S.) have the authority to control all substantial decisions, or (iii) an estate the income of which is subject to tax in the United States.

6.2        ☐   For Foreign Persons. The Subscriber is not a Person described in Section 6.1.

7.            Required IRS Certification. (Please read Section 7.1 if you are a U.S. domestic Subscriber and Section 7.2 if you are a foreign Subscriber and indicate whether either representation is applicable to you by checking the box next such statement.)

7.1        ☐   IRS/W-9 Certification for U.S. Subscribers. The Subscriber is a person of the type described in Section 6.1 and has attached hereto a properly completed and duly executed copy of Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided on Form W-9 becomes inaccurate.  NOTE: Stockholders should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

7.2        ☐   IRS/W-8 Certification for Foreign Subscribers (i.e. persons who cannot make the certification in Section 6.1 above). Attached hereto is a properly completed and duly executed copy of Form W-8BEN-E or such other Form W-8 applicable to the Subscriber. The Subscriber agrees to promptly notify the Company and provide the Company with a new properly completed and duly executed copy of such form in the event that such form has become obsolete and/or any information the Subscriber provided thereon becomes inaccurate.  In addition, upon request of the Company, the Subscriber will provide the Company with a new properly completed and duly executed copy of Form W-8BEN-E or such other Form W-8 applicable to the Subscriber within every three calendar years of the date on which it initially invested in the Company.  NOTE: Stockholders should consult their tax adviser regarding other forms that may be delivered to the Company to reduce or eliminate withholding or other taxes.

8.            U.S. Patriot Act Confirmation.

8.1       (Please indicate your response to the representation by checking in the appropriate box below  Also, please complete Exhibit A.)  The Subscriber does not know or have any reason to suspect that (a) the monies used to fund the Subscriber’s acquisition of Shares have been or will be derived from or related to any illegal activities, including but not limited to, money laundering activities and (b) the proceeds from the Subscriber’s acquisition of Shares will be used to finance any illegal activities.

(Please check one)          I ☐ agree ☐  disagree with the above statement.

ANNEX B - FOR INSTITUTIONAL SUBSCRIBERS ONLY

8.2           (Please check either 8.2.1 or 8.2.2)

8.2.1      ☐      The Subscriber is NOT acting on behalf of one or more clients in connection with this subscription and neither the Subscriber nor its authorized contact persons are (a) named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC) (the “SDN List”)1, (b) residing in or organized in a country of, or owned or controlled by a government of a country subject to sanctions administered by OFAC,2 (c) a non-U.S. shell bank3 or providing banking services indirectly to a non-US shell bank, (d) a senior non-U.S. political figure or an immediate family member or close associate4 of such figure or (e) otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders (categories (a) through (e) together, “Prohibited Investors”).

- OR -

8.2.2      ☐      If the Subscriber is acting on behalf of one or more clients in connection with this subscription, the Subscriber is a financial institution subject to the anti-money laundering program requirements of the USA Patriot Act, and Subscriber represents that it has (a) implemented a customer identification program as required under Section 326 of the Patriot Act and the regulations promulgated thereunder, (b) conducted the required due diligence on client(s) on whose behalf the Subscriber is acting, and (c) determined that such client(s) are NOT Prohibited Investors.

8.3          The Subscriber agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

8.4          The Subscriber consents to the disclosure to regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the Subscriber and its constituents as the Company reasonably deems necessary or appropriate to comply with applicable anti-money laundering, anti-terrorist and asset control laws, regulations, rules and orders.

8.5          The Subscriber acknowledges that if, following its investment in the Company, the Company reasonably believes that the Subscriber (or its clients) are a Prohibited Investor or are otherwise engaged in suspicious activity or refuse to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the Subscriber to withdraw from the Company.  The Subscriber further acknowledges that it will have no claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

[1]	This information may be found online at www.treas.gov/ofac.
[2]	This information may be found online at www.treas.gov/ofac.
[3]	A non-US shell bank is a non-US bank without a physical presence in its country of domicile/ incorporation.
[4]	A person who is widely and publicly known to maintain an unusually close relationship with the senior non-US political figure, including a person who is in a position to conduct substantial financial transactions on behalf of such figure.

ANNEX B - FOR INSTITUTIONAL SUBSCRIBERS ONLY

9.	Pay To Play Matters.

9.1           If the Subscriber is an entity substantially owned by a “government entity”5 (e.g., a single investor vehicle) and the investment decisions of such entity are made or directed by such government entity, please provide the name of the government entity:

9.2           Please note that, if the Subscriber enters the name of a government entity in Section 9.1, the Company will treat the Subscriber as if it were the government entity for purposes of Rule 206(4)-5 of the Investment Advisers Act (the “Pay to Play Rule”).

9.3           If the Subscriber is (i) a government entity, (ii) acting as trustee, custodian or nominee for a beneficial owner that is a government entity, or (iii) an entity described in Section 9.1, the Subscriber hereby certifies that:

☐          other than the Pay to Play Rule, no “pay to play” or other similar compliance obligations would be imposed on the Company, the Advisor or their affiliates in connection with the Subscriber’s subscription;

- OR -

☐          If the Subscriber cannot make the above certification, indicate in the space  below all other “pay to play” laws, rules or guidelines, or lobbyist disclosure laws or rules, the Company, the Advisor or their affiliates, employees or Placement Agents would be subject to in connection with the Subscriber’s subscription:

END OF ANNEX B

[5]	Any U.S. state or political subdivision of a U.S. state, including:
(i)	Any agency, authority, or instrumentality of the U.S. state or political subdivision;
(ii)	A pool of assets sponsored or established by the U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to a “defined benefit plan” as defined in section 414(j) of the Internal Revenue Code (26 U.S.C. 414(j)), or a U.S. state general fund;
(iii)	Any participant-directed investment program or plan sponsored or established by a U.S. state or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by section 529 of the Internal Revenue Code (26 U.S.C. 529), a retirement plan authorized by section 403(b) or 457 of the Internal Revenue Code (26 U.S.C. 403(b) or 457), or any similar program or plan; and
(iv)	Officers, agents, or employees of the U.S. state or political subdivision or any agency, authority or instrumentality thereof, acting in their official capacity.

ANNEX B – FOR INSTITUTIONAL SUBSCRIBERS ONLY

Exhibit A:

Anti-Money Laundering Questionnaire

To help the government fight the funding of terrorism and money laundering activities, federal law requires us to obtain, verify, and record information that identifies each investor in the Company. We accordingly require that you provide the information and documents requested by the appropriate questionnaire(s) below (i.e., the Investor Profile Form – Individual Accounts, Investor Profile Form - Corporation, Partnership, Trust, and/or, as indicated, the Foreign Due Diligence Questionnaire).  This information will be used to verify your identity.

EXHIBIT A – ANTI-MONEY LAUNDERING QUESTIONNAIRE

Investor Profile Form - Individual Accounts
(Please complete a separate Investor Profile Form for each Joint Account Holder)

1.	Subscriber Name:
(Must provide full first name; no initials allowed)

2.	Address of Domicile (must be residential or business street address):

3.	Place of Birth:

4.	Date of Birth:

5.	Passport Number:

6.	Source of Wealth:

7.	Current Occupation and Business Affiliations:

8.	Is the Subscriber a non-U.S. Person? ☐Yes ☐ No
(If Yes, Complete Foreign Due Diligence Questionnaire)

9.	Verification Documents (Please provide a copy of one of the following and check the corresponding box):

Current Valid Passport: ☐

Current Valid Driver’s License with Photo and Signature: ☐

Other government issued identification bearing a photograph: ☐ Describe:

Subscriber Signature

I hereby certify the information above and any information provided in connection herewith is true and correct.

Name	Signature	Date

EXHIBIT A – ANTI-MONEY LAUNDERING QUESTIONNAIRE

Investor Profile Form - Corporation, Partnership, Trust or Other Entity

1.	Subscriber Name:
(enter legal name)

	(a) Subscriber is (check one, if applicable):	☐ ERISA
☐ Govt. Pension Plan
☐ U.S. Publicly Traded Company (on NYSE, Nasdaq or ASE)
☐ U.S. Registered Broker-Dealer

Note: If entity is a pension fund regulated by the Department of Labor, a federal or state instrumentality, a bank or broker-dealer registered with the SEC or a U.S. company publicly traded on the NYSE or Nasdaq, the balance of the information on this Investor Profile Form need not be completed, but please execute this Investor Profile Form on the following page.

IF NONE OF THE ABOVE, COMPLETE THE BALANCE OF FORM

	(b)	Type of Subscriber:
(i.e. corporate cash account, foundation or endowment, insurance assets, etc.)

	(c)	Place of Incorporation or Formation:

	(d)	Date of Incorporation or Formation:

	(e)	Principal business activity:

2.	Principal Business Street Address:

3.	Taxpayer I.D. Number (or foreign government ID number):

4.	Source of Investment Funds:

5.	Is Subscriber a non-U.S. Financial Institution? ☐ Yes ☐ No (If Yes, Complete Foreign Due Diligence Questionnaire)

6.	Authorized Subscriber Contacts:
(if the Subscriber was formed within the previous 6 months fill out Investor Profile Form – Individual Investor for at least one authorized signer on account)

(a) Name:
(Must provide full first name; no initials allowed)

	(b)	Title/Relationship:

EXHIBIT A – ANTI-MONEY LAUNDERING QUESTIONNAIRE

7.
Is Subscriber account to be held in the name of a registered investment adviser, a commingled fund or an intermediary that is not a registered broker-dealer or a registered investment company? ☐ Yes     ☐ No

8.	Verification Documents (Please provide a copy of each of the following documents that apply:

Recent Audited Financial Statement(s) or Annual Report:

Client’s Organizational Documents (Certificate of Incorporation, Limited Partnership Agreement, Trust
Agreement or equivalent):

In the case of a trust, provide evidence of the existence of the trust (e.g. a copy of the trust instrument)

Subscriber Representative Signature

I hereby certify the information above and any information provided in connection herewith is true and correct.

	Name, Title	Signature	Date

EXHIBIT A – ANTI-MONEY LAUNDERING QUESTIONNAIRE

FOREIGN DUE DILIGENCE QUESTIONNAIRE

Subscriber Name:
Custodian:

List all nominal and beneficial owners of the account holding an interest therein of 25% or greater:

1.	Individual subscribing in his/her own name acting on his/her own behalf ☐ Check Box
2.	Individual subscribing on behalf of other persons ☐ Check Box
List of other persons:

3.	Closely held entity ☐ Check Box
List persons who exercise control over subscriber (either because of signing authority or significant economic interest):

4.	Trust ☐ Check Box
List persons who control funds in trust:

Attach an Investor Profile Form – Individual Account for all individuals listed above.
Subscriber Signature
I hereby certify the information above and any information provided in connection herewith is true and correct.

Name:	Signature:	Date:

EXHIBIT A – ANTI-MONEY LAUNDERING QUESTIONNAIRE